File No. 333-100610

811--21236

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 17  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 17  [X]

(Check appropriate box or boxes.)

Dreyfus Stock Funds

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6000

Janette Farragher, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering February 1, 2012

It is proposed that this filing will become effective (check appropriate box)

 __ immediately upon filing pursuant to paragraph (b)

 X  on February 1, 2012 pursuant to paragraph (b)

 ____  days after filing pursuant to paragraph (a)(1)

 __ on (date) pursuant to paragraph (a)(1)

 ____  days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus
Small Cap Equity Fund

Prospectus February 1, 2012

Class	Ticker
A	DSEAX
B	DSEBX
C	DSECX
I	DSERX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	5
Management	7
Shareholder Guide

Choosing a Share Class	9
Buying and Selling Shares	12
General Policies	14
Distributions and Taxes	16
Services for Fund Investors	16
Financial Highlights	18
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 9 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	.80	.80	.80	.80
Distribution (12b-1) fees	none	.75	.75	none
Other expenses (including shareholder services fees)*	.69	1.07	.64	.48
Total annual fund operating expenses	1.49	2.62	2.19	1.28
Fee waiver and/or expense reimbursement	(.10)	(.38)	-	(.12)
Total annual fund operating expenses** (after fee waiver and/or expense reimbursement)	1.39	2.24	2.19	1.16

* Other expenses include an administration fee of 0.10% payable to The Dreyfus Corporation and fees for miscellaneous items such as transfer agency, custody, professional and registration fees.

** The Dreyfus Corporation and The Boston Company Asset Management, LLC have contractually agreed, with respect to each class, to assume the expenses of the class so that such expenses do not exceed an annual rate of 1.39% for Class A, 2.24% for Class B, 2.22% for Class C, and 1.16% for Class I. This agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation and The Boston Company Asset Management, LLC. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$708	$1,010	$1,333	$2,244
Class B	$627	$1,078	$1,556	$2,394
Class C	$322	$685	$1,175	$2,524
Class I	$118	$394	$691	$1,535

1

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$708	$1,010	$1,333	$2,244
Class B	$227	$778	$1,356	$2,394
Class C	$222	$685	$1,175	$2,524
Class I	$118	$394	$691	$1,535

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76.95% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies. The fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are within the range of market capitalizations of companies included in the Russell 2500TM Index.

The fund's portfolio managers employ a value-based investment style and measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

The portfolio managers focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near- or mid-term price increase.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total

2

returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Effective August 1, 2007, the fund commenced investing directly in portfolio securities. For the period February 1, 2003 to August 1, 2007, the fund operated as a "feeder fund" in a master/feeder fund arrangement, investing all of its investable assets in a "master portfolio" with the same investment objective and policies as the fund and the same investment adviser that is the fund's current investment adviser. These performance figures for the fund represent for such period the performance of the fund as a feeder fund. For periods prior to February 1, 2003, these performance figures for the fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the fund previously invested all of its investable assets. Performance figures for the master portfolio have not been adjusted to reflect the fund's operating expenses; if these expenses had been reflected, such performance would have been lower.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2003: 22.52% Worst Quarter Q4, 2008 : -23.70%

After-tax performance is shown only for Class A shares (based on the fund's performance as a feeder fund for the period February 1, 2003 to August 1, 2007, and the master portfolio’s performance for periods prior to February 1, 2003, adjusted to reflect the sales load applicable to the fund's Class A shares). After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/11) Class
	1 Year	5 Years	10 Years
Class A returns before taxes	-10.42%	-2.16%	6.67%
Class A returns after taxes on distributions	-12.04%	-3.01%	6.02%
Class A returns after taxes on distributions and sale of fund shares	-5.50%	-2.02%	5.67%
Class B returns before taxes	-9.01%	-2.06%	6.88%
Class C returns before taxes	-6.58%	-1.74%	6.56%
Class I returns before taxes	-4.73%	-0.68%	7.57%
Russell 2500TM Value Index reflects no deduction for fees, expenses or taxes	-3.36%	-0.58%	7.16%
Portfolio Management

The fund's investment adviser is The Boston Company Asset Management, LLC (TBCAM). The fund's administrator is The Dreyfus Corporation, an affiliate of TBCAM. Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R.Walter, CFA, are the fund's primary portfolio managers, positions they have held since the fund commenced investing directly in portfolio securities. Mr. Corrado and Ms. Brandaleone were the primary portfolio managers of the master portfolio (and its predecessor fund) since February 2000. Mr. Corrado is a senior managing director and portfolio manager for the U.S. small-cap value equity strategy at TBCAM. Ms. Brandaleone is a director, portfolio manager for the U.S. small-cap value strategy and investment research analyst at TBCAM. Mr.Walter is a managing director, portfolio manager for the U.S. small-cap value equity strategy and investment research analyst at TBCAM.

3

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

Fund Details

Goal and Approach

The fund seeks long-term growth of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies. The fund invests primarily in common stocks, but its equity investments also may include preferred stocks, convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter, and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The fund may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets. Although the fund normally invests in U.S.-based companies, it may invest up to 15% of its assets in foreign companies, including those located in emerging market countries. The fund also may invest up to 20% of its net assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) with remaining maturities of three years or less.

The fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are within the range of market capitalizations of companies included in the Russell 2500TM Index. The Russell 2500 Index is an index of the 2,500 smallest companies in the Russell 3000® Index (which comprises of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2011, the market capitalization of the largest company in the Russell 2500 Index was $9.53 billion, and the weighted average and median market capitalizations of the Index were appropriately $2.657 billion and $644 million, respectively. These capitalization ranges vary with market changes and periodic reconstitution of the Index.

The fund normally seeks to maintain an average market capitalization for its equity investments, that approximates that of the Russell 2500 Index, as measured on a monthly basis.

The fund's portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic values. The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

The portfolio managers focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near- or mid-term price increase.

The portfolio managers typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The portfolio managers also generally will sell securities when a company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage currency risk or as part of a hedging strategy.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions,

5

changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

In addition to the principal risks described above, the fund is subject to the following additional risks:

• REIT risk. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

• Exchange-traded fund (ETF) risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's

6

other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

An investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund's share price. The longer the effective maturity and duration of these investments, the more likely the fund's share price will react to changes in interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund's fixed-income investments will have its credit rating downgraded. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

Management

The investment adviser for the fund is The Boston Company Asset Management, LLC (TBCAM), Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. For the past fiscal year, the fund paid TBCAM an investment advisory fee at the annual rate of 0.68% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's investment advisory agreement with TBCAM is available in the fund’s annual report for the fiscal period ended September 30, 2011. TBCAM was founded in 1970 and manages more than $37.4 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.

The fund's administrator is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $274 billion in 189 mutual fund portfolios. Dreyfus and TBCAM are wholly owned subsidiaries of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $25.9 trillion in assets under custody and administration and $1.2 trillion in assets under management, services $11.9 trillion in outstanding debt and processes global payments averaging $1.6 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R.Walter, CFA, are the fund's primary portfolio managers, positions they have held since the fund commenced investing directly in portfolio securities in 2007. Mr. Corrado and Ms. Brandaleone were the primary portfolio managers of the master portfolio (and its predecessor fund) since February 2000. Mr. Corrado is a senior managing director and portfolio manager for the U.S. small-cap value

7

equity strategy at TBCAM, where he has been employed since 2003. Ms. Brandaleone is a director, portfolio manager for the U.S. small-cap value strategy and investment research analyst at TBCAM, where she has been employed since 2003. Mr.Walter is a managing director, portfolio manager for the U.S. small-cap value equity strategy and investment research analyst at TBCAM, where he has been employed since 2003.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, TBCAM, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees does not disadvantage any fund managed by TBCAM or Dreyfus.

8

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirment plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment  goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

9

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• by investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an

10

agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not the investor uses the proceeds related to the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus

• unaffiliated investment companies approved by the fund's distributor

Class B Shares

Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus Funds or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

11

Class B shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Class B shares convert to Class A shares approximately six years after the date they were purchased. Class B shares sold within six years of purchase are subject to the following CDSCs:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

Effective on or about March 13, 2012 (the "Effective Date"), the fund will convert its outstanding Class B shares to Class A shares of the fund. After such conversion, Class B shares will no longer be offered by the fund and will be terminated as a separately designated class of the fund.

On the Effective Date, holders of Class B shares of the fund will receive Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class B shares. No front-end sales load or CDSC will be imposed in connection with the conversion. Any subsequent investments in Class A shares by holders of the fund's Class B shares that are converted to Class A shares will be subject to the front-end sales load applicable to the fund's Class A shares. The conversion of Class B shares to Class A shares of the fund will not be a taxable event for federal income tax purposes.

As of the Effective Date, holders of Class A shares of the fund will be able to exchange such shares for Class A shares or no-load shares or classes of other Dreyfus-managed funds, without the imposition of a CDSC.

CDSC Waivers

The fund's CDSC on Class A, B and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. ETFs will be valued at their market price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or

12

securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 9879

Providence, RI 02940-8079

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. A ll investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or

13

the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To redeem shares call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely

14

affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at

15

advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Distribution and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS (inside the U.S. only).

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

16

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

17

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. Periods prior to the 2007 fiscal year were audited by a different independent registered public accounting firm.

	Year Ended September 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	25.23	22.84	24.48	32.64	30.49
Investment Operations:
Investment income (loss)--net[a]	(.01)	(.00)[b]	.07	.19	.02
Net realized and unrealized gain (loss) on investments	(2.43)	2.42	(1.60)	(4.61)	3.02
Total from Investment Operations	(2.44)	2.42	(1.53)	(4.42)	3.04
Distributions:
Dividends from investment income--net	-	(.03)	(.11)	-	-
Dividends from net realized gain on investments	-	-	-	(3.74)	(.89)
Total Distributions	-	(.03)	(.11)	(3.74)	(.89)
Net asset value, end of period	22.79	25.23	22.84	24.48	32.64
Total Return (%)[c]	(9.67)	10.62	(6.11)	(14.59)	10.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49	1.59	1.72	1.56	1.50[d]
Ratio of net expenses to average net assets	1.39	1.38	1.37	1.39	1.45[d]
Ratio of net investment income (loss) to average net assets	(.05)	(.00)[e]	.35	.72	.06[d]
Portfolio Turnover Rate	76.95	78.90	110.88	92.67	66.82[f,g]
Net Assets, end of period ($ x 1,000)	45,048	61,796	60,030	27,467	41,784

aBased on average shares outstanding at each month end.

bAmount represents less than $.01 per share.

cExclusive of sales charge.

dFor the period from October 1, 2006 to July 31, 2007, the ratios include the fund's share of The Boston Company Small Cap Value Portfolio's (the "Portfolio") allocated income and expenses.

eAmount represents less than $.01.

fNot annualized.

gFor the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of the fund.

18

Financial Highlights (cont’d)

	Year Ended September 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	23.79	21.68	23.23	31.41	29.63
Investment Operations:
Investment (loss)—net[a]	(.21)	(.18)	(.10)	(.04)	(.26)
Net realized and unrealized gain (loss) on investments	(2.26)	2.29	(1.45)	(4.40)	2.93
Total from Investment Operations	(2.47)	2.11	(1.55)	(4.44)	2.67
Distributions:
Dividends from net realized gain on investments	-	-	-	(3.74)	(.89)
Net asset value, end of period	21.32	23.79	21.68	23.23	31.41
Total Return (%)[b]	(10.38)	9.73	(6.67)	(15.32)	9.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.62	2.75	2.72	2.53	2.41[c]
Ratio of net expenses to average net assets	2.15	2.21	2.22	2.24	2.34[c]
Ratio of net investment (loss) to average net assets	(.83)	(.81)	(.54)	(.14)	(.83)[c]
Portfolio Turnover Rate	76.95	78.90	110.88	92.67	66.82[d,e]
Net Assets, end of period ($ x 1,000)	741	1,829	4,051	1,580	2,740

aBased on average shares outstanding at each month end.

bExclusive of sales charge.

cFor the period from October 1, 2006 to July 31, 2007, the ratios include the fund's share of The Boston Company Small Cap Value Portfolio's (the "Portfolio") allocated income and expenses.

dNot annualized.

eFor the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of the fund.

19

Financial Highlights (cont’d)

	Year Ended September 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	23.80	21.69	23.23	31.41	29.60
Investment Operations:
Investment (loss)—net[a]	(.22)	(.19)	(.09)	(.03)	(.24)
Net realized and unrealized gain (loss) on investments	(2.25)	2.30	(1.45)	(4.41)	2.94
Total from Investment Operations	(2.47)	2.11	(1.54)	(4.44)	2.70
Distributions:
Dividends from net realized gain on investments	-	-	-	(3.74)	(.89)
Net asset value, end of period	21.33	23.80	21.69	23.23	31.41
Total Return (%)[b]	(10.38)	9.78	(6.67)	(15.29)	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19	2.24	2.40	2.36	2.29[c]
Ratio of net expenses to average net assets	2.17	2.20	2.20	2.22	2.25[c]
Ratio of net investment (loss) to average net assets	(.84)	(.81)	(.48)	(.11)	(.74)[c]
Portfolio Turnover Rate	76.95	78.90	110.88	92.67	66.82[d,e]
Net Assets, end of period ($ x 1,000)	10,632	14,436	14,037	6,556	9,713

aBased on average shares outstanding at each month end.

bExclusive of sales charge.

cFor the period from October 1, 2006 to July 31, 2007, the ratios include the fund's share of The Boston Company Small Cap Value Portfolio's (the "Portfolio") allocated income and expenses.

dNot annualized.

eFor the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of the fund.

20

Financial Highlights (cont’d)

	Year Ended September 30,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	25.71	23.24	24.88	33.03	30.77
Investment Operations:
Investment income--net[b]	.06	.07	.13	.25	.11
Net realized and unrealized gain (loss) on investments	(2.48)	2.47	(1.60)	(4.66)	3.04
Total from Investment Operations	(2.42)	2.54	(1.47)	(4.41)	3.15
Distributions:
Dividends from investment income--net	(.00)[c]	(.07)	(.17)	-	-
Dividends from net realized gain on investments	-	-	-	(3.74)	(.89)
Total Distributions	(.00)[c]	(.07)	(.17)	(3.74)	(.89)
Net asset value, end of period	23.29	25.71	23.24	24.88	33.03
Total Return (%)	(9.41)	10.94	(5.67)	(14.37)	10.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.14	1.20	1.22	1.22[c]
Ratio of net expenses to average net assets	1.13	1.11	1.13	1.15	1.19[c]
Ratio of net investment income to average net assets	.22	.27	.65	.98	.32[c]
Portfolio Turnover Rate	76.95	78.90	110.88	92.67	66.82[d,e]
Net Assets, end of period ($ x 1,000)	90,251	88,779	68,758	39,424	15,701

aEffective June 1, 2007, Class R shares were redesignated as Class I shares

bBased on average shares outstanding at each month end.

cFor the period from October 1, 2006 to July 31, 2007, the ratios include the fund's share of The Boston Company Small Cap Value Portfolio's (the "Portfolio") allocated income and expenses.

dNot annualized.

eFor the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of the fund.

21

For More Information

Dreyfus Small Cap Equity Fund

A series of Dreyfus Stock Funds
SEC file number: 811-21236

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2012 MBSC Securities Corporation 0439P0212

Dreyfus
International Equity Fund

Prospectus February 1, 2012

Class	Ticker
A	DIEAX
B	DIEBX
C	DIECX
I	DIERX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	5
Management	7
Shareholder Guide

Choosing a Share Class	9
Buying and Selling Shares	12
General Policies	14
Distributions and Taxes	16
Services for Fund Investors	16
Financial Highlights	18
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 9 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	.80	.80	.80	.80
Distribution (12b-1) fees	none	.75	.75	none
Other expenses (including shareholder services fees)*	.70	.87	.72	.28
Total annual fund operating expenses	1.50	2.42	2.27	1.08
Fee waiver and/or expense reimbursements	(.38)	(.47)	(.37)	(.23)
Total annual fund operating expenses** (after fee waiver and/or expense reimbursement)	1.12	1.95	1.90	.85

* Other expenses includes an administration fee of 0.10% payable to The Dreyfus Corporation and fees for miscellaneous items such as transfer agency, custody, professional and registration fees.

** The Dreyfus Corporation and The Boston Company Asset Management, LLC have contractually agreed, with respect to each class, to assume the expenses of the class so that such expenses do not exceed an annual rate of 1.12% for Class A, 1.95% for Class B, 1.90% for Class C, and .85% for Class I. This agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation and The Boston Company Asset Management, LLC. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$987	$1,312	$2,232
Class B	$598	$1,010	$1,448	$2,281
Class C	$293	$674	$1,181	$2,577
Class I	$87	$321	$573	$1,296

1

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$987	$1,312	$2,232
Class B	$198	$710	$1,248	$2,281
Class C	$193	$674	$1,181	$2,577
Class I	$87	$321	$573	$1,296

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 89.90% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and Canada. The portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. The portfolio managers use country and the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index. The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend. The fund may invest up to 20% of its assets in securities of issuers located in emerging market countries.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

2

Effective August 1, 2007, the fund commenced investing directly in portfolio securities. For the period February 1, 2003 to August 1, 2007, the fund operated as a "feeder fund" in a master/feeder fund arrangement, investing all of its investable assets in a "master portfolio" with the same investment objective and policies as the fund and the same investment adviser that is the fund’s current investment adviser. These performance figures for the fund represent for such period the performance of the fund as a feeder fund. For periods prior to February 1, 2003, these performance figures for the fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the fund previously invested all of its investable assets. Performance figures for the master portfolio have not been adjusted to reflect the fund’s operating expenses; if these expenses had been reflected, such performance would have been lower.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 20.91% Worst Quarter Q4, 2008 : -23.82%

After-tax performance is shown only for Class A shares (based on the fund’s performance as a feeder fund for the period February 1, 2003 to August 1, 2007, and the master portfolio’s performance for periods prior to February 1, 2003, adjusted to reflect the sales load applicable to the fund’s Class A shares). After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/11) Class
	1 Year	5 Years	10 Years
Class A returns before taxes	-16.83%	-8.71%	4.36%
Class A returns after taxes on distributions	-16.85%	-9.04%	4.11%
Class A returns after taxes on distributions and sale of fund shares	-10.40%	-6.91%	4.00%
Class B returns before taxes	-15.95%	-8.72%	4.64%
Class C returns before taxes	-13.29%	-8.35%	4.31%
Class I returns before taxes	-11.53%	-7.41%	5.26%
MSCI EAFE® Index reflects no deduction for fees, expenses or taxes	-12.14%	-4.72%	4.67%
Portfolio Management

The fund's investment adviser is The Boston Company Asset Management, LLC (TBCAM). The fund's administrator is The Dreyfus Corporation, an affiliate of TBCAM. Sean P. Fitzgibbon, CFA, and Mark A. Bogar, CFA, serve as the fund's co-primary portfolio managers, positions they have held since January 2010. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at TBCAM. Mr. Bogar is a director, portfolio manager, research analyst and member of the global core equity team at TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

3

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

Fund Details

Goal and Approach

The fund seeks long-term growth of capital. This objective may be changed by the fund's board, upon 60 day's prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and Canada. The fund invests primarily in common stocks, but its equity investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund also may invest up to 20% of its net assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) of any maturity or duration.

The fund intends to invest in a broad range of (and in any case at least five different) countries. The fund is not required to invest in every country represented in, or to match the country weightings of, the MSCI EAFE Index. The MSCI EAFE Index is a free float adjusted, market capitalization weighted index designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada. The fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The portfolio managers consider:

• Stock selection. The portfolio managers use proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

• Country allocations. The portfolio managers seek to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur.

• Sector and industry allocations. The portfolio managers group stocks into micro-universes of similar companies within each country to facilitate comparisons. The portfolio managers use the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.

The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend. As of December 31, 2011, the MSCI EAFE Index consisted of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The portfolio managers typically sell a security when the fund's computer modeling techniques no longer rank the security favorably within its sector. The portfolio managers also generally will sell securities when they believe that there has been a negative change in the company's fundamentals, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage currency risk or as part of a hedging strategy.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles,

5

with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. The fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

• Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of

6

loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective. Under adverse market conditions, the fund also may invest more than 20% of its assets in the securities of U.S. issuers.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

An investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund’s share price. The longer the effective maturity and duration of these investments, the more likely the fund’s share price will react to changes in interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund’s fixed-income investments will have its credit rating downgraded. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

MANAGEMENT

The investment adviser for the fund is The Boston Company Asset Management, LLC (TBCAM), Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. The fund has agreed to pay TBCAM an investment advisory fee at the annual rate of 0.80% of the fund's average daily net assets up to $500 million, 0.75% of the next $500 million of such assets, 0.70% of the next $500 million of such assets, 0.60% of the next $500 million of such assets, and 0.50% of the fund's average daily net assets in excess of $2 billion. For the past fiscal year, the fund paid TBCAM an investment advisory fee at the annual rate of 0.52% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund’s investment advisory agreement with TBCAM is available in the fund's annual report for the period ended September 30, 2011. TBCAM was founded in 1970 and manages more than $37.4 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.

The fund's administrator is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $274 billion in 189 mutual fund portfolios. Dreyfus and TBCAM are wholly owned subsidiaries of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $25.9 trillion in assets under custody and administration and $1.2 trillion in assets under management, services $11.9 trillion in outstanding debt and processes global payments averaging $1.6 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

Sean P. Fitzgibbon, CFA, and Mark A. Bogar, CFA, serve as the fund's co-primary portfolio managers, positions they have held since January 2010. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at TBCAM, where he has been employed (or with an affiliate) since 1991. Mr. Bogar is a director, portfolio manager, research analyst and member of the global core equity team at TBCAM, where he has been employed since August 2007. Prior to that, Mr. Bogar was at Putnam Investments in various capacities from 1998 to 2007.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support

7

and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, TBCAM, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees does not disadvantage any fund managed by TBCAM or Dreyfus.

8

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirment plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment  goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

9

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• by investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an

10

agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not the investor uses the proceeds related to the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• investors who have continuously owned shares of the fund since before the imposition of a sales load

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus

• unaffiliated investment companies approved by the fund's distributor

Class B Shares

Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus Funds or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

11

Class B shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Class B shares convert to Class A shares approximately six years after the date they were purchased. Class B shares sold within six years of purchase are subject to the following CDSCs:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

Effective on or about March 13, 2012 (the "Effective Date"), the fund will convert its outstanding Class B shares to Class A shares of the fund. After such conversion, Class B shares will no longer be offered by the fund and will be terminated as a separately designated class of the fund.

On the Effective Date, holders of Class B shares of the fund will receive Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class B shares. No front-end sales load or CDSC will be imposed in connection with the conversion. Any subsequent investments in Class A shares by holders of the fund's Class B shares that are converted to Class A shares will be subject to the front-end sales load applicable to the fund's Class A shares. The conversion of Class B shares to Class A shares of the fund will not be a taxable event for federal income tax purposes.

As of the Effective Date, holders of Class A shares of the fund will be able to exchange such shares for Class A shares or no-load shares or classes of other Dreyfus-managed funds, without the imposition of a CDSC.

CDSC Waivers

The fund's CDSC on Class A, B and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. ETFs will be valued at their market price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or

12

securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 9879

Providence, RI 02940-8079

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or

13

the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class,the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To redeem shares call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely

14

affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at

15

advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS (inside the U.S. only).

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

16

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

17

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. Periods prior to the 2007 fiscal year were audited by a different independent registered public accounting firm.

	Year Ended September 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	26.30	26.36	29.26	48.76	40.05
Investment Operations:
Investment income--net[a]	.52	.42	.45	.77	.63
Net realized and unrealized gain (loss) on investments	(2.81)	.06	(2.11)	(16.45)	8.81
Total from Investment Operations	(2.29)	.48	(1.66)	(15.68)	9.44
Distributions:
Dividends from investment income--net	(.59)	(.54)	(1.24)	(.67)	(.28)
Dividends from net realized gain on investments	-	-	-	(3.15)	(.45)
Total Distributions	(.59)	(.54)	(1.24)	(3.82)	(.73)
Net asset value, end of period	23.42	26.30	26.36	29.26	48.76
Total Return (%)[b]	(9.06)	1.84	(4.73)	(34.53)	23.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50	1.64	1.84	1.57	1.27[c]
Ratio of net expenses to average net assets	1.12	1.12	1.12	1.12	1.19[c]
Ratio of net investment income to average net assets	1.86	1.65	2.12	1.90	1.37[c]
Portfolio Turnover Rate	89.90	86.84	160.27	117.20	18.76[d,e]
Net Assets, end of period ($ x 1,000)	37,389	58,526	77,775	129,886	286,373

aBased on average shares outstanding at each month end.

bExclusive of sales charge.

cFor the period from October 1, 2006 to July 31, 2007, the ratios include the fund's share of The Boston Company International Core Equity Portfolio's (the "Portfolio") allocated income and expenses.

dNot annualized.

eFor the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of the fund.

18

Financial Highlights (cont’d)

	Year Ended September 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	26.13	26.14	28.70	47.83	39.40
Investment Operations:
Investment income—net[a]	.28	.19	.26	.41	.19
Net realized and unrealized gain (loss) on investments	(2.80)	.07	(2.03)	(16.15)	8.73
Total from Investment Operations	(2.52)	.26	(1.77)	(15.74)	8.92
Distributions:
Dividends from investment income--net	(.31)	(.27)	(.79)	(.24)	(.04)
Dividends from net realized gain on investments	-	-	-	(3.15)	(.45)
Total Distributions	(.31)	(.27)	(.79)	(3.39)	(.49)
Net asset value, end of period	23.30	26.13	26.14	28.70	47.83
Total Return (%)[b]	(9.80)	.96	(5.63)	(35.04)	22.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.42	2.74	2.78	2.40	2.06[c]
Ratio of net expenses to average net assets	1.95	1.95	1.95	1.95	2.00[c]
Ratio of net investment income to average net assets	1.00	.75	1.23	1.04	.43[c]
Portfolio Turnover Rate	89.90	86.84	160.27	117.20	18.76[d,e]
Net Assets, end of period ($ x 1,000)	965	1,968	3,547	6,356	13,590

aBased on average shares outstanding at each month end.

bExclusive of sales charge.

cFor the period from October 1, 2006 to July 31, 2007, the ratios include the fund's share of The Boston Company International Core Equity Portfolio's (the "Portfolio") allocated income and expenses.

dNot annualized.

eFor the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of the fund.

19

Financial Highlights (cont’d)

	Year Ended September 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	26.30	26.34	28.82	47.81	39.40
Investment Operations:
Investment income—net[a]	.33	.22	.27	.37	.23
Net realized and unrealized gain (loss) on investments	(2.85)	.06	(2.02)	(16.14)	8.71
Total from Investment Operations	(2.52)	.28	(1.75)	(15.77)	8.94
Distributions:
Dividends from investment income--net	(.34)	(.32)	(.73)	(.07)	(.08)
Dividends from net realized gain on investments	-	-	-	(3.15)	(.45)
Total Distributions	(.34)	(.32)	(.73)	(3.22)	(.53)
Net asset value, end of period	23.44	26.30	26.34	28.82	47.81
Total Return (%)[b]	(9.78)	1.03	(5.54)	(35.04)	22.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.27	2.46	2.62	2.30	1.99[c]
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.96[c]
Ratio of net investment income to average net assets	1.16	.87	1.28	.93	.51[c]
Portfolio Turnover Rate	89.90	86.84	160.27	117.20	18.76[d,e]
Net Assets, end of period ($ x 1,000)	5,348	8,025	10,848	19,529	66,102

aBased on average shares outstanding at each month end.

bExclusive of sales charge.

cFor the period from October 1, 2006 to July 31, 2007, the ratios include the fund's share of The Boston Company International Core Equity Portfolio's (the "Portfolio") allocated income and expenses.

dNot annualized.

eFor the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of the fund.

20

Financial Highlights (cont’d)

	Year Ended September 30,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	26.49	26.60	29.73	49.50	40.57
Investment Operations:
Investment income--net[b]	.68	.55	.58	.54	.76
Net realized and unrealized gain (loss) on investments	(2.93)	.00[c]	(2.27)	(16.37)	8.94
Total from Investment Operations	(2.25)	.55	(1.69)	(15.83)	9.70
Distributions:
Dividends from investment income--net	(.66)	(.66)	(1.44)	(.79)	(.32)
Dividends from net realized gain on investments	-	-	-	(3.15)	(.45)
Total Distributions	(.66)	(.66)	(1.44)	(3.94)	(.77)
Net asset value, end of period	23.58	26.49	26.60	29.73	49.50
Total Return (%)	(8.86)	2.06	(4.62)	(34.34)	24.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.20	1.26	1.19	.93[d]
Ratio of net expenses to average net assets	.85	.85	.85	.85	.91[d]
Ratio of net investment income to average net assets	2.41	2.13	2.58	1.30	1.63[d]
Portfolio Turnover Rate	89.90	86.84	160.27	117.20	18.76[e,f]
Net Assets, end of period ($ x 1,000)	111,593	77,931	31,317	2,350	15,515

aEffective June 1, 2007, Class R shares were redesignated as Class I shares

bBased on average shares outstanding at each month end.

cAmount represents less than $.01 per share.

dFor the period from October 1, 2006 to July 31, 2007, the ratios include the fund's share of The Boston Company International Core Equity Portfolio's (the "Portfolio") allocated income and expenses.

eNot annualized.

fFor the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of the fund.

21

For More Information

Dreyfus International Equity Fund

A series of Dreyfus Stock Funds
SEC file number: 811-21236

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2012 MBSC Securities Corporation 0720P0212

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011, as revised or amended October 1, 2011, January 1, 2012 and February 1, 2012

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (516-794-5452 outside the U.S.).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Bond Funds, Inc.	DBF
Dreyfus Municipal Bond Fund	DMBF	DRTAX	August 31st	January 1st
Dreyfus Connecticut Municipal Money Market Fund, Inc	DCMMMF	DRCXX	November 30th	April 1st
Dreyfus Intermediate Municipal Bond Fund, Inc.	DIMBF	DITEX	May 31st	October 1st
Dreyfus Massachusetts Municipal Money Market Fund	DMMMMF	DMAXX	November 30th	April 1st
Dreyfus Municipal Funds, Inc.	DMF
Dreyfus AMT-Free Municipal Bond Fund	DAFMBF	Class A/DMUAX	August 31st	January 1st
Class B/DMUBX
Class C/DMUCX
Class I/DMBIX
Class Z/DRMBX
Dreyfus BASIC Municipal Money Market Fund	DBMMMF	DBMXX	August 31st	January 1st
Dreyfus BASIC New Jersey Municipal Money Market Fund	DBNJMMMF	DBJXX	August 31st	January 1st
Dreyfus High Yield Municipal Bond Fund	DHYMBF	Class A/DHYAX	August 31st	January 1st
Class C/DHYCX
Class I/DYBIX
Class Z/DHMBX
Dreyfus Municipal Money Market Fund, Inc.	DMMMF	DTEXX	May 31st	October 1st
Dreyfus New Jersey Municipal Money Market Fund, Inc.	DNJMMMF	DNJXX	November 30th	April 1st
Dreyfus New York AMT-Free Municipal Money Market Fund	DNYAMTMF	DNYXX	May 31st	October 1st
Dreyfus New York Tax Exempt Bond Fund, Inc.	DNYTEBF	DRNYX	May 31st	October 1st
Dreyfus Pennsylvania Municipal Money Market Fund	DPMMMF	DPAXX	November 30th	April 1st

GRP3-SAI-0212

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	DPCAMTMBF
Dreyfus California AMT-Free Municipal Bond Fund	DCAMTMBF	Class A/DCAAX	May 31st	October 1st
Class B/DCABX
Class C/DCACX
Class I/DCMIX
Class Z/DRCAX
Dreyfus Premier GNMA Fund, Inc.	DPGNMAF
Dreyfus GNMA Fund	DGNMA	Class A/GPGAX	April 30th	September 1st
Class B/GPGBX
Class C/GPNCX
Class Z/DRGMX
Dreyfus Stock Funds, Inc.	DSF
Dreyfus International Equity Fund	DIEF	Class A/DIEAX	September 30	February 1st
Class B/DIEBX
Class C/DIECX
Class I/DIERX
Dreyfus Small Cap Equity Fund	DSCEF	Class A/DSEAX	September 30	February 1st
Class B/DSEBX
Class C/DSECX
Class I/DSERX
Strategic Funds, Inc.	SF
Dreyfus Active MidCap Fund	DAMCF	Class A/DNLDX	December 31st	May 1st
Class B/DNLBX
Class C/DNLCX
Class I/DNLRX
Dreyfus Conservative Allocation Fund	DCAF	SCALX	August 31st	January 1st
Dreyfus Growth Allocation Fund	DGAF	SGALX	August 31st	January 1st
Dreyfus Moderate Allocation Fund	DMAF	SMDAX	August 31st	January 1st
Dreyfus Select Managers Small Cap Growth Fund	DSMSCGF	Class A/DSGAX	May 31st	October 1st
Class C/DSGCX
Class I/DSGIX
Dreyfus Select Managers Small Cap Value Fund	DSMSCVF	Class A/DMVAX	November 30th	April 1st
Class C/DMECX
Class I/DMVIX
Dreyfus U.S. Equity Fund	DUSEF	Class A/DPUAX	November 30th	April 1st
Class C/DPUCX
Class I/DPUIX
Global Stock Fund	GSF	Class A/DGLAX	November 30th	April 1st
Class C/DGLCX
Class I/DGLRX
International Stock Fund	ISF	Class A/DISAX	November 30th	April 1st
Class C/DISCX
Class I/DISRX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year for funds with fiscal years ended April 30th, May 31st, August 31st and September 30th "last fiscal year" means the fiscal year ended in the immediately preceding calendar year for funds with other fiscal year ends.

TABLE OF CONTENTS

PART I

PART II

ADMINISTRATION ARRANGEMENTS; EXPENSE LIMITATIONS	II-53
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	II-54
RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES	II-54
California	II-55
New Jersey	II-80
New York	II-92

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-2
Multi-Class Funds	III-3
Converting Shares	III-7
Taxpayer ID Number	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-8
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-9
Class B	III-9
Class C	III-11
Waiver of CDSC	III-12
Redemption Through an Authorized Entity	III-12
Checkwriting Privilege	III-12
Wire Redemption Privilege	III-13
Redemption through Compatible Automated Facilities	III-13
Dreyfus TeleTransfer Privilege	III-13
Reinvestment Privilege	III-13
Share Certificates; Signatures	III-13
Redemption Commitment	III-14
Suspension of Redemptions	III-14
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-14
Exchanges	III-14
Fund Exchanges	III-15
Dreyfus Auto-Exchange Privilege	III-16
Dreyfus Automatic Asset Builder®	III-17
Dreyfus Government Direct Deposit Privilege	III-17
Dreyfus Payroll Savings Plan	III-17
Dreyfus Dividend Options	III-17
Dreyfus Dividend Sweep	III-17
Dreyfus Dividend ACH	III-17
Automatic Withdrawal Plan	III-17
Letter of Intent - Class A Shares	III-18
Corporate Pension/Profit-Sharing and Retirement Plans	III-18
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-19

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-19
All Funds other than Money Market Funds	III-19
Equity Securities	III-19
Common Stock	III-20
Preferred Stock	III-20
Convertible Securities	III-20
Warrants	III-21
IPOs	III-21
Fixed-Income Securities	III-21
U.S. Government Securities	III-23
Corporate Debt Securities	III-23
Ratings of Securities	III-23
High Yield and Lower-Rated Securities	III-24
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-25
Inflation-Indexed Securities	III-25
Variable and Floating Rate Securities	III-26
Participation Interests and Assignments	III-26
Mortgage-Related Securities	III-27
Asset-Backed Securities	III-31
Collateralized Debt Obligations	III-32
Municipal Securities	III-32
Taxable Investments (municipal or other tax-exempt funds only)	III-37
Funding Agreements	III-37
Real Estate Investment Trusts (REITs)	III-37
Money Market Instruments	III-37
Bank Obligations	III-37
Repurchase Agreements	III-38
Commercial Paper	III-38
Foreign Securities	III-38
Emerging Markets	III-39
Brazil	III-39
Certain Asian Emerging Market Countries	III-40
India	III-40
Depositary Receipts and New York Shares	III-42
Sovereign Debt Obligations	III-42
Eurodollar and Yankee Dollar Investments	III-44
Investment Companies	III-44
Private Investment Funds	III-44
Exchange-Traded Funds (ETFs)	III-44
Exchange-Traded Notes	III-45
Derivatives	III-45
Futures Transactions	III-47
Options	III-48
Swap Transactions	III-49
Credit Linked Securities	III-50
Credit Derivatives	III-50
Structured Securities and Hybrid Instruments	III-51
Participatory Notes	III-51
Custodial Receipts	III-51
Combined Transactions	III-52
Future Developments	III-52
Foreign Currency Transactions	III-52
Commodities	III-53
Short-Selling	III-54
Lending Portfolio Securities	III-54

Borrowing Money	III-54
Borrowing Money for Leverage	III-55
Reverse Repurchase Agreements	III-55
Forward Commitments	III-55
Forward Roll Transactions	III-55
Illiquid Securities	III-56
Illiquid Securities Generally	III-56
Section 4(2) Paper and Rule 144A Securities	III-56
Non-Diversified Status	III-56
Investments in the Technology Sector	III-56
Investments in the Real Estate Sector	III-57
Investments in the Natural Resources Sector	III-58
Money Market Funds	III-58
Ratings of Securities	III-58
U.S. Treasury Securities	III-58
U.S. Government Securities	III-58
Repurchase Agreements	III-59
Bank Obligations	III-59
Bank Securities	III-60
Floating and Variable Rate Obligations	III-60
Participation Interests	III-61
Asset-Backed Securities	III-61
Commercial Paper	III-61
Foreign Securities	III-61
Municipal Securities	III-61
Derivative Products	III-61
Stand-By Commitments	III-61
Taxable Investments (municipal or other tax-exempt funds only)	III-62
Illiquid Securities	III-62
Borrowing Money	III-62
Reverse Repurchase Agreements	III-62
Forward Commitments	III-62
Interfund Borrowing and Lending Program	III-62
Lending Portfolio Securities	III-62
RATING CATEGORIES	III-62
S&P	III-63
Long-Term Issue Credit Ratings	III-63
Short-Term Issue Credit Ratings	III-64
Municipal Short-Term Note Ratings Definitions	III-65
Moody's	III-65
Long-Term Obligation Ratings and Definitions	III-65
Short-Term Ratings	III-66
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-66
Fitch	III-67
Corporate Finance Obligations - Long-Term Rating Scales	III-67
Structured, Project & Public Finance Obligations - Long-Term Rating Scales	III-68
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-68
DBRS	III-69
Long Term Obligations	III-69
Commercial Paper and Short Term Debt	III-70
ADDITIONAL INFORMATION ABOUT THE BOARD	III-70
Boards' Oversight Role in Management	III-70
Board Composition and Leadership Structure	III-71
Additional Information About the Boards and Their Committees	III-71

MANAGEMENT ARRANGEMENTS	III-71
The Manager	III-71
Sub-Advisers	III-72
Portfolio Allocation Manager	III-72
Portfolio Managers and Portfolio Manager Compensation	III-72
Certain Conflicts of Interest with Other Accounts	III-78
Code of Ethics	III-79
Distributor	III-79
Transfer and Dividend Disbursing Agent and Custodian	III-80
DETERMINATION OF NAV	III-80
Valuation of Portfolio Securities (funds other than money market funds)	III-80
Valuation of Portfolio Securities (money market funds only)	III-81
Calculation of NAV	III-81
NYSE and Transfer Agent Closings	III-82
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-82
Funds Other Than Money Market Funds	III-82
Money Market Funds	III-82
TAXATION	III-83
Taxation of the Funds	III-83
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-84
Sale, Exchange or Redemption of Shares	III-86
PFICs	III-87
Non-U.S. Taxes	III-87
Foreign Currency Transactions	III-87
Financial Products	III-87
Payments with Respect to Securities Loans	III-88
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-88
Inflation-Indexed Treasury Securities	III-88
Certain Higher-Risk and High Yield Securities	III-88
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-88
Investing in Mortgage Entities	III-89
Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)	III-90
Tax-Exempt Shareholders	III-90
Backup Withholding	III-90
Foreign (Non-U.S.) Shareholders	III-90
The Hiring Incentives to Restore Employment Act	III-92
Possible Legislative Changes	III-92
Other Tax Matters	III-93
PORTFOLIO TRANSACTIONS	III-93
Trading the Funds' Portfolio Securities	III-93
Soft Dollars	III-95
IPO Allocations	III-96
Disclosure of Portfolio Holdings	III-96
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-97
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-98
Massachusetts Business Trusts	III-98
Fund Shares and Voting Rights	III-98
GLOSSARY	III-100

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 – 2009)

David W. Burke 1936 Board Member	Corporate Director and Trustee	N/A

William Hodding Carter III 1935 Board Member	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 – 2006)	N/A
Gordon J. Davis 1941 Board Member	Partner in the law firm of Dewey & LeBoeuf LLP	Consolidated Edison, Inc., a utility company, Director (1997 – present) Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Joni Evans 1942 Board Member	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications Principal, Joni Evans Ltd. (publishing)	N/A

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Ehud Houminer 1940 Board Member	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director (1993 – present)
Richard C. Leone 1940 Board Member	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A
Hans C. Mautner 1937 Board Member

President – International Division and an Advisory Director of Simon Property Group, a real estate investment company

Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 – present)

N/A
Robin A. Melvin 1963 Board Member	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – present)	N/A
Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company	N/A
John E. Zuccotti 1937 Board Member	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 – present)

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	David W. Burke	Hodding Carter, III	Gordon J. Davis	Joni Evans	Ehud Houminer

DBF	1995	1994	1988	2006	2006	1994
DCMMMF	1995	1994	2006	1995	1991	2006
DIMBF	1995	1980	1988	2006	2006	1994
DMMMMF	1995	1994	2006	1995	1991	2006
DMF	1995	1994	2006	1995	1985	2006
DMMMF	1995	1994	1988	2006	2006	1994
DNJMMMF	1995	1994	2006	1995	1991	2006
DNYAMTMF	1995	1994	2006	1995	1985	2006
DNYTEBF	1995	1994	2006	1995	1985	2006
DPMMMF	1995	1994	2006	1995	1991	2006
DPCAMTMBF	1995	1994	2006	1995	1985	2006
DPGNMAF	1995	1994	2006	1995	1985	2006
DSF	2003	2003	2003	2006	2006	2003
SF	1995	1994	1988	2006	2006	1994

Fund	Richard Leone	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti

DBF	1976	1978	1995	2006	1977
DCMMMF	2006	2006	2006	1991	2006
DIMBF	1980	1980	1995	2006	1980
DMMMMF	2006	2006	2006	1991	2006
DMF	2006	2006	2006	1991	2006
DMMMF	1980	1980	1995	2006	1980
DNJMMMF	2006	2006	2006	1991	2006
DNYAMTMF	2006	2006	2006	1991	2006
DNYTEBF	2006	2006	2006	1991	2006
DPMMMF	2006	2006	2006	1991	2006
DPCAMTMBF	2006	2006	2006	1991	2006
DPGNMAF	2006	2006	2006	1991	2006
DSF	2003	2003	2003	2006	2003
SF	1984	1984	1995	2006	1984

Each board member has been a Dreyfus Family of Funds board member for over fifteen years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy. In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts. Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

• William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration. Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill. Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

• Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters. Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

• Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

• Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

• Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation. Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey. Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon

Read and Co., an investment banking firm. He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

• Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited. Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères. In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

• Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances. In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

• Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

• John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development. Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission. In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Committee Meetings

The boards' audit, nominating, compensation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Pricing

DBF	4	0	1	0
DCMMMF	4	1	1	0
DIMBF	4	0	1	0
DMMMMF	4	1	1	0
DMF	4	1	1	0
DMMMF	4	0	1	0
DNJMMMF	4	1	1	0
DNYAMTMF	4	0	1	0
DNYTEBF	4	0	1	0
DPMMMF	4	1	1	0
DPCAMTMBF	4	0	1	0
DPGNMAF	4	1	0	0
DSF	4	1	1	0
SF (5/31 fiscal year end)	0	0	0	0
SF (8/31 fiscal year end)	4	1	1	0
SF (11/30 fiscal year end)	4	1	1	0
SF (12/31 fiscal year end)	4	1	1	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2011.

Fund	Joseph S. DiMartino	David W. Burke	Hodding Carter, III	Gordon J. Davis	Joni Evans	Ehud Houminer

DMBF	None	None	None	None	None	None
DCMMMF	None	None	None	None	None	None
DIMBF	None	None	None	None	None	None
DMMMMF	None	None	None	None	None	None
DAFMBF	None	None	None	None	None	None
DBMMMF	$1 - $10,000	None	None	None	None	None
DBNJMMMF	$1 - $10,000	None	None	None	None	None
DHYMBF	None	None	None	None	None	None
DMMMF	None	None	None	None	None	None
DNJMMMF	None	None	None	None	None	None
DNYAMTMF	None	None	None	None	None	None
DNYTEBF	None	None	None	None	None	None
DPMMMF	None	None	None	None	None	None
DCAMTMBF	None	None	None	None	None	None
DGNMAF	None	None	None	None	None	None
DIEF	None	None	None	None	None	None
DSCEF	None	None	None	None	None	None

Fund	Joseph S. DiMartino	David W. Burke	Hodding Carter, III	Gordon J. Davis	Joni Evans	Ehud Houminer

DAMCF	None	None	None	None	None	$1 - $10,000
DCAF	None	None	None	None	None	None
GSF	None	None	None	None	Over $100,000	$10,001 - $50,000
DGAF	None	None	None	None	None	None
ISF	None	None	None	None	None	None
DMAF	None	None	None	None	None	None
DSMSCGF	None	None	None	None	None	None
DSMSCVF	None	None	None	None	None	$10,001 - $50,000
DUSEF	None	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000	Over $100,000

Fund	Richard Leone	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti

DMBF	$50,001 - $100,000	Over $100,000	None	None	None
DCMMMF	None	None	None	None	None
DIMBF	None	None	None	None	None
DMMMMF	None	None	None	None	None
DAFMBF	None	None	None	None	None
DBMMMF	None	None	None	None	None
DBNJMMMF	None	None	None	None	None
DHYMBF	None	None	None	None	None
DMMMF	$50,001 - $100,000	None	None	None	$1 - $10,000
DNJMMMF	None	None	None	None	None
DNYAMTMF	None	None	None	None	None
DNYTEBF	None	None	None	None	None
DPMMMF	None	None	None	None	None
DCAMTMBF	None	None	None	None	None
DGNMAF	None	None	None	None	None
DIEF	None	None	$10,001 - $50,000	None	None
DSCEF	None	None	None	None	None

Fund	Richard Leone	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti

DAMCF	None	None	None	None	Over $100,000
DCAF	None	None	None	None	None
GSF	None	None	$10,001 - $50,000	None	None
DGAF	None	None	None	None	None
ISF	None	None	None	None	None
DMAF	None	None	None	None	None
DSMSCGF	None	None	None	None	None
DSMSCVF	None	None	$10,001 - $50,000	None	None
DUSEF	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on January 12, 2012.

As of December 31, 2011, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Currently, the funds pay each board member their respective allocated portions of an annual retainer of $65,000, and a fee of $7,500 for each regularly scheduled board meeting attended, $7,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Boards receives an additional 25% of such compensation. The funds also reimburse each board member for travel and out-of-pocket expenses in connection with attending board or committee meetings. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses under each board member's total compensation) during 2011, were as follows:

Fund	Joseph S. DiMartino	David W. Burke	Hodding Carter, III	Gordon J. Davis	Joni Evans	Arnold Hiatt+

DBF	$17,619	$14,094	$14,094	$14,094	$14,094	$3,457
DCMMMF	$1,343	$1,074	$1,042	$1,074	$1,074	$336
DIMBF	$9,068	$7,258	$7,258	$7,258	$7,258	$2,030
DMMMMF	$1,895	$1,515	1,469	$1,515	$1,515	$440
DMF	$10,653	$8,605	$8,069	$8,605	$8,069	$2,407
DMMMF	$5,123	$4,100	$4,100	$4,100	$4,100	$1,133
DNJMMMF	$4,085	$3,227	$3,178	$3,227	$3,227	$1,027
DNYAMTMF	$2,550	$2,035	$2,035	$2,035	$2,035	$580
DNYTEBF	$14,587	$11,667	$11,667	$11,667	$11,667	$3,293
DPMMMF	$2,192	$1,755	$1,704	$1,755	$1,755	$546
DPCAMTMBF	$13,187	$10,547	$10,547	$10,547	$10,547	$3,014
DPGNMAF	$7,879	$6,306	$6,306	$6,306	$6,306	$1,781
DSF	$3,883	$3,104	$3,104	$3,104	$3,104	$704
SF (5/31 fiscal year end)	$526	$421	$421	$421	$421	$62
SF (8/31 fiscal year end)	$428	$345	$345	$345	$345	$83
SF (11/30 fiscal year end)
SF (12/31 fiscal year end)	$4,482	$3,585	$3,585	$3,585	$3,585	$967
Total compensation from the funds and fund complex (**)	$1,062,188 (173)	$484,500 (86)	$104,000 (29)	$188,000 (45)	$97,000 (29)	$31,250 (29)

Fund	Ehud Houminer	Richard Leone	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti

DBF	$14,094	$14,094	$14,094	$14,094	$14,094	$14,025
DCMMMF	$1,074	$1,074	$986	$1,074	$1,074	$1,042
DIMBF	$7,258	$7,258	$7,258	$7,258	$7,258	$7,222
DMMMMF	$1,515	$1,515	$1,389	$1,515	$1,515	$1,469
DMF	$8,605	$8,605	$8,605	$8,605	$8,605	$8,571
DMMMF	$4,100	$4,100	$4,100	$4,100	$4,100	$4,080
DNJMMMF	$3,227	$3,227	$3,013	$3,227	$3,227	$3,178
DNYAMTMF	$2,035	$2,035	$2,035	$2,035	$2,035	$2,026
DNYTEBF	$11,667	$11,667	$11,667	$11,667	$11,667	$11,611
DPMMMF	$1,755	$1,755	$1,607	$1,755	$1,755	$1,704
DPCAMTMBF	$10,547	$10,547	$10,547	$10,547	$10,547	$10,497
DPGNMAF	$6,306	$6,306	$6,306	$6,306	$6,306	$6,276
DSF	$3,104	$3,104	$3,104	$2,931	$3,104	$3,090
SF (5/31 fiscal year end)	$354	$354	$354	$421	$421	$308
SF (8/31 fiscal year end)	$345	$345	$345	$345	$345	$343
SF (11/30 fiscal year end)
SF (12/31 fiscal year end)	$3,585	$3,585	$3,316	$3,585	$3,585	$3,585
Total compensation from the funds and fund complex (**)	$242,000 (65)	$105,000 (29)	$97,500 (29)	$209,258 (56)	$105,000 (29)	$104,000 (29)

* Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings, which in the aggregate amounted to $77,630 for the calendar year ended December 31, 2011.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2011.

+ Emeritus board member since May 26, 2007.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	75(163)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	76 (189)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	76 (189)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	76 (189)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (189)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (189)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (189)
Kathleen DeNicholas 1974 Vice President and Assistant Secretary 2010	Managing Counsel of BNY Mellon	76 (189)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	76 (189)
M. Cristina Meiser 1970 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	76 (189)
Robert M. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	76 (189)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Jeff Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	76 (189)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	76 (189)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	76 (189)
Robert S. Robol 1964 Assistant Treasurer 2005	Senior Accounting Manager – Fixed Income Funds of the Manager	76 (189)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	76 (189)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of the Manager	76 (189)
Stephen J. Storen 1954 Anti-Money Laundering Compliance Officer 2011	Anti-Money Laundering Compliance Officer of the Distributor	72 (185)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	76 (189)

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DHYMBF	David Belton
DNYTEBF	Steven Harvey arveyHarvey,
DCAMTMBF	N/A
DGNMAF	Peter Vaream
DIEF	N/A
DSCEF	N/A
DAMCF	N/A
DCAF	N/A
GSF	N/A
DGAF	N/A
ISF	N/A
DMAF	N/A
DSMSCGF	N/A
DSMSCVF	N/A
DUSEF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of end of the last fiscal year of the funds they manage, unless otherwise indicated:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jordan D. Alexander	0	N/A	1	$9.1M	6	$31.5M
Robert Bayston	5	$1.2B	3	$63.9M	39	$3.3B
David Belton	4	$2.0B	None	N/A	None	N/A
Leah R. Bennett	1	$10.6M	10	$124.6M	274	$379.1M
Mark A. Bogar	17	$4.5B	5	$213.8M	17	$1.4B
C. Wesley Boggs	21	$7.5B	11	$891.0M	80	$7.0B
Stephanie Brandaleone	3	$1.1B	3	$183.7M	22	$1.1B
Jeffrey Burger*	3	$1.5B	None	None	None	N/A
Thomas Casey	3	$1.8B	None	None	137	$1.8B
Warren Chiang	21	$7.5B	11	$891M	80	$7.0B
Ian Clark	5	$1.9B	64	$14.4B	116	$25.6B
Joseph M. Corrado	3	$1.1B	3	$183.7M	22	$1.1B
Amy S. Croen	3	$719.3M	0	$0	440	$1.4B
Andrew S. Cupps	2	$40.7M	5	$34.2M	32	$539.7M
Paul Disdier	6	$561.7M	None	N/A	None	N/A
Philip W. Dobrzynski	3	$309.0M	6	$120.0M	196	$2.3B
Dana L. Feick	3	$309.0M	6	$120.0M	196	$2.3B
Sean P. Fitzgibbon	17	$4.5B	5	$213.8M	17	$1.4B
Stephen A. Friscia, Jr	0	N/A	1	$9.1M	6	$31.5M
Steven Harvey*	4	$1.7B	1	$249.3M	246	$2.3B
Jane Henderson	5	$1.9B	64	$14.4B	116	$25.6B
Richard Hoey	6	$561.7M	None	N/A	None	N/A
Roy Leckie	5	$1.9B	64	$14.4B	116	$25.6B
Roger E. King	1	$10.6M	10	$124.6M	274	$379.1M
Charlie Macquaker	5	$1.9B	64	$14.4B	116	$25.6B
Alvin W. Marley	1	$25.2M	0	N/A	51	$884.9M
Daniel Marques	None	None	None	None	55	$862.0M
Rick D. Moulton	3	$309.0M	6	$120.0M	196	$2.3B
Benjamin H. Nahum	2	$178M	1	$5.0M	144	$765.0M
Catherine C. Nicholas	1	$24.0M	2	$85.0M	24	$410.0M
Rodger Nisbet	5	$1.9B	64	$14.4B	116	$25.6B
Frank H. Reichel, III	2	$113M	0	$0	66	$2.0B
Michelle J. Picard	3	$719.3M	0	$0	440	$1.4B
William A. Priebe	3	$719.3M	0	$0	440	$1.4B
William Scott Priebe	3	$719.3M	0	$0	440	$1.4B
Keith L. Stransky	7	$830.5M	5	$561.5M	10	$664.7M
Pat H. Swanson	0	N/A	10	$124.6M	274	$379.1M
Mark A. Thompson	3	$309.0M	6	$120.0M	196	$2.3B
Edward R. Walter	3	$1.1B	3	$183.7M	22	$1.1B
John B. Walthausen	1	$186.0M	0	$0	66	$195.0M

*As of August 31, 2011

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Jordan D. Alexander	None	N/A	N/A
Robert Bayston	None	N/A	N/A
David Belton	None	N/A	N/A
Leah R. Bennett	None	N/A	N/A
Mark A. Bogar	Other Accounts	3	$45.4M
C. Wesley Boggs	Registered Investment Company	1	$4.5B
C. Wesley Boggs	Other Pooled Investment Vehicles	1	$31M
C. Wesley Boggs	Other Accounts	18	$2.4B
Stephanie Brandaleone	None	N/A	N/A
Jeffrey Burger*	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Warren Chiang	Registered Investment Company	1	$4.5B
Warren Chiang	Other Pooled Investment Vehicles	1	$31M
Warren Chiang	Other Accounts	18	$2.4B
Ian Clark	Other Accounts	7	$2.9B
Joseph M. Corrado	None	N/A	N/A
Amy S. Croen	None	N/A	N/A
Andrew S. Cupps	Other Accounts	3	$97.3M
Andrew S. Cupps	Other Pooled Investment Vehicles	2	$21.6M
Paul Disdier	None	N/A	N/A
Philip W. Dobrzynski	Other Accounts	4	$8M
Dana L. Feick	Other Accounts	4	$8M
Sean P. Fitzgibbon	Other Accounts	3	$45.4M
Stephen A. Friscia, Jr	None	N/A	N/A
Steven Harvey*	None	N/A	N/A
Jane Henderson	Other Accounts	7	$2.9B
Richard Hoey	None	N/A	N/A
Roy Leckie	Other Accounts	7	$2.9B
Roger E. King	None	N/A	N/A
Charlie Macquaker	Other Accounts	7	$2.9B
Alvin W. Marley	None	N/A	N/A
Daniel Marques	None	N/A	N/A
Rick D. Moulton	Other Accounts	4	$8M
Benjamin H. Nahum	None	N/A	N/A
Catherine C. Nicholas	Other Pooled Investment Vehicles	4	$4.0M
Rodger Nisbet	Other Accounts	7	$2.9B
Frank H. Reichel, III	Other Accounts	1	$61M
Michelle J. Picard	None	N/A	N/A
William A. Priebe	None	N/A	N/A
William Scott Priebe	None	N/A	N/A
Keith L. Stransky	None	N/A	N/A

Pat H. Swanson	None	N/A	N/A
Mark A. Thompson	Other Accounts	4	$8M
Edward R. Walter	None	N/A	N/A
John B. Walthausen	None	N/A	N/A

*As of August 31, 2011.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Jordan D. Alexander	DSMSCVF	None
Robert Bayston	DGNMA	None
David Belton	DNYTEBF	None
Leah R. Bennett	DSMSCGF	None
Mark A. Bogar	DIEF	$1-$10,000
C. Wesley Boggs	DAMCF	None
Stephanie Brandaleone	DSCEF	None
Jeffrey Burger	DCAMTMBF	None
Jeffrey Burger	DHYMBF	None
Thomas Casey	DNYTEBF	None
Warren Chiang	DAMCF	None
Ian Clark	DUSEF	None
Ian Clark	GSF	None
Ian Clark	ISF	None
Joseph M. Corrado	DSCEF	None
Amy S. Croen	DSMSCGF	None
Andrew S. Cupps	DSMSCGF	None
Paul Disdier	DCAF	None
Paul Disdier	DGAF	None
Paul Disdier	DMAF	None
Philip W. Dobrzynski	DSMSCGF	None
Dana L. Feick	DSMSCGF	None
Sean P. Fitzgibbon	DIEF	None
Stephen A. Friscia, Jr	DSMSCVF	None
Steven Harvey	DAFMBF	None
Steven Harvey	DIMBF	None
Jane Henderson	DUSEF	None
Jane Henderson	GSF	None
Jane Henderson	ISF	None
Richard Hoey	DCAF	None
Richard Hoey	DGAF	None
Richard Hoey	DMAF	None
Roy Leckie	DUSEF	None
Roy Leckie	GSF	None
Roy Leckie	ISF	None
Roger E. King	DSMSCGF	None

Charlie Macquaker	DUSEF	None
Charlie Macquaker	GSF	None
Charlie Macquaker	ISF	None
Alvin W. Marley	DSMSCVF	None
Daniel Marques	DMBF	None
Rick D. Moulton	DSMSCGF	None
Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Benjamin H. Nahum	DSMSCVF	None
Catherine C. Nicholas	DSMSCGF	None
Rodger Nisbet	DUSEF	None
Rodger Nisbet	GSF	None
Rodger Nisbet	ISF	None
Frank H. Reichel, III	DSMSCVF	None
Michelle J. Picard	DSMSCGF	None
William A. Priebe	DSMSCGF	None
William Scott Priebe	DSMSCGF	None
Keith L. Stransky	DCAF	None
Keith L. Stransky	DGAF	None
Keith L. Stransky	DMAF	None
Pat H. Swanson	DSMSCGF	None
Mark A. Thompson	DSMSCGF	None
Edward R. Walter	DSCEF	None
John B. Walthausen	DSMSCVF	None
James Welch	DMBF	None
James Welch	DHYMBF	None
James Welch	DAFMBF	None
James Welch	DCAMTMBF	None

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the amounts waived by the Manager and the net fees paid by the fund were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DAFMBF	$3,142,946	$1,334,469	$1,808,477	$2,858,028	$1,254,970	$1,603,058	$1,917,702	$993,574	$924,128
DBMMMF	$827,883	$518,160	$309,723	$1,260,625	$540,069	$720,556	$1,638,597	$662,273	$976,324
DBNJMMMF	$362,432	$213,739	$148,693	$459,325	$216,476	$242,849	$538,958	$299,358	$239,600
DCAMTMBF	$7,464,650	$0	$7,464,650	$8,001,581	$0	$8,001,581	$8,027,052	$0	$8,027,052
DCAF[c]	-	-	-	-	-	-	-	-	-
DGAF[c]	-	-	-	-	-	-	-	-	-
DMAF[c]	-	-	-	-	-	-	-	-	-
DGNMAF	$4,499,608	$0	$4,499,608	$4,538,641	$0	$4,538,641	$4,350,791	$210,179	$4,140,612

DHYMBF	$1,131,711	$0	$1,131,711	$1,326,373	$0	$1,326,373	$1,170,078	$50	$1,170,028
DIMBF	$5,212,337	$0	$5,212,337	$4,901,105	$19,114	$4,881,991	$4,705,841	$106,618	$4,599,223
DIEF[b]	$1,369,721	$486,423	$883,298	$1,135,374	$638,317	$497,057	$813,446	$690,043	$123,403
DMBF	$10,028,243	$0	$10,028,243	$10,693,666	$0	$10,693,666	$10,150,844	$124	$10,150,720
DMMMF	$2,468,395	$1,706,603	$761,792	$3,433,005	$1,123,927	$2,309,078	$5,141,353	$0	$5,141,353
DNYAMTMF	$1,180,527	$674,260	$506,267	$1,559,977	$584,743	$975,234	$1,530,110	$0	$1,530,110
DNYTEBF	$8,284,761	$0	$8,284,761	$8,396,606	$0	$8,396,606	$8,184,224	$0	$8,184,224
DSMSCGF[a]	$396,776	$292,208	$104,568	-	-	-	-	-	-
DSCEF[b]	$1,464,490	$227,938	$1,236,552	$1,277,737	$177,610	$1,100,127	$748,243	$199,389	$548,854

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DCMMMF	$626,643	$430,007	$196,636	$1,051,162	$129,587	$921,575	$1,091,050	$4,249	$1,086,801
DMMMMF	$908,916	$531,633	$377,283	$1,239,452	$107,148	$1,132,304	$1,107,607	$0	$1,107,607
DNJMMMF	$1,919,146	$560,768	$1,358,378	$2,606,764	$174,761	$2,432,003	$2,681,510	$0	$2,681,510
DPMMMF	$1,054,852	$372,319	$682,533	$1,462,171	$60,534	$1,401,637	$1,444,387	$0	$1,444,387
DAMCF	$3,344,821	$196,772	$3,148,049	$3,196,911	$426,184	$2,770,727	$5,845,744	$35,707	$5,810,037
DSMSCV	$1,644,081	$27,373	$1,616,708	$177,133[d]	$177,133[d]	-	-	-	-
DUSEF	$349,427	$0	$349,427	$33,093	$33,093	$0	$16,986[e]	$16,986[e]	$0
GSF	$2,981,750	$0	$2,981,750	$1,469,094	$563	$1,468,531	$436	$18,395	$418,598
ISF	$4,806,388	$0	$4,806,388	$1,760,753	$1,331	$1,759,422	$1,016,432	$425	$1,016,007

a From July 1, 2010 (commencement of operations) through May 31, 2011.

b TBCAM serves as the investment adviser to each fund. For the fiscal years ended September 30, 2009, 2010 and 2011, the administration fees paid by Dreyfus International Equity Fund to Dreyfus, as administrator, were $101,681, $141,922 and $171,215, respectively. For the fiscal years ended September 30, 2009, 2010 and 2011, the administration fees paid by Dreyfus Small Cap Equity Fund to Dreyfus, as administrator, were $95,530, $159,717 and $183,061, respectively.

c The Manager receives no compensation for its management services to the funds. However, certain Underlying Funds pay management fees to the Manager or its affiliates.

d From December 17, 2008 (commencement of operations) through November 30, 2009.

e  From May 30, 2008 (commencement of operations) through November 30, 2008.

The contractual fee rates paid by the Manager to a fund's Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DSMSCGF*	All Sub-Advisers	0.40%	0.40%
DSMSCVF*	All Sub-Advisers	0.40%	0.40%
DUSEF	Walter Scott	0.40%	0.40%
GSF	Walter Scott	0.41%	0.41%
ISF	Walter Scott	0.41%	0.41%

 * Under a Portfolio Allocation Agreement, the Manager has agreed to pay EACM, out of the fee the Manager receives from each fund, a monthly fee at the annual rate of 0.10% of the value of the fund's average daily net assets. The fee rate shown is the aggregate of fees to be paid by the Manager to the Sub-Advisers.

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser(s), if any, the amounts waived by the Sub-Adviser(s) and the net fees paid were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DSMSCGF* (CCM)	$55,861	$0	$55,861	-	-	-	-	-	-
DSMSCGF* (Geneva)	$52,557	$0	$52,557	-	-	-	-	-	-
DSMSCGF* (King)	$0	$0	$0	-	-	-	-	-	-
DSMSCGF* (Nicholas)	$0	$0	$0	-	-	-	-	-	-
	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DSMSCGF* (Riverbridge)	$67,928	$0	$67,928	-	-	-	-	-	-
DSMSCVF	-	-	-	-	-	-	-	-	-
DUSEF	-	-	-	-	-	-	-	-	-
GSF	-	-	-	-	-	-	-	-	-
ISF	-	-	-	-	-	-	-	-	-

*From July 1, 2010 (commencement of operations) through May 31, 2011.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the three last fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year

DGNMAF	Total commissions (A shares)	$37,104	$18,519	$14,856
	Commission amount retained	$29,905	$12,293	$10,323
	Total CDSCs	$8,686	$15,399	$20,664
	CDSC amount retained	$8,686	$15,399	$20,664

DCAMTMBF	Total commissions (A shares)	$12,495	$34,757	$45,976
	Commission amount retained	$8,339	$21,450	$14,386
	Total CDSCs	$2,525	$26,880	$8,654
	CDSC amount retained	$2,525	$26,880	$8,654

DSMSCGF	Total commissions (A shares)	$3,077	-	-
	Commission amount retained	$1,069	-	-
	Total CDSCs	N/A	-	-
	CDSC amount retained	N/A	-	-

DAFMBF	Total commissions (A shares)	$29,106	$40,927	$24,110
	Commission amount retained	$22,475	$16,260	$17,444
	Total CDSCs	$7,432	$12,739	$6,115
	CDSC amount retained	$7,432	$12,739	$6,115

DHYMBF	Total commissions (A shares)	$10,458	$18,928	$98,839
	Commission amount retained	$7,660	$18,748	$26,255
	Total CDSCs	$7,292	$5,943	$23,424

	CDSC amount retained	$7,292	$5,943	$23,424

DIEF	Total commissions (A shares)	$1,870	$3,211	$8,517
	Commission amount retained	$637	$1,690	$1,649
	Total CDSCs	$11,932	$14,563	$24,097
	CDSC amount retained	$11,932	$14,563	$24,097

DSCEF	Total commissions (A shares)	$12,058	$11,259	$29,428
	Commission amount retained	$10,645	$9,562	$9,379
	Total CDSCs	$5,659	$7,613	$8,461
	CDSC amount retained	$5,659	$7,613	$8,461

Fund		2010 Fiscal Year	2009 Fiscal Year	2008 Fiscal Year

DAMCF	Total commissions (A shares)	$25,402	$39,616	$40,014
	Commission amount retained	$5,830	$4,626	$17,939
	Total CDSCs	$14,094	$8,064	$31,709
	CDSC amount retained	$14,094	$8,064	$31,709

DSMSCVF	Total commissions (A shares)	$515	$20	$50
	Commission amount retained	$24	$20	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DUSEF	Total commissions (A shares)	$172	$30	$138
	Commission amount retained	$38	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0
GSF	Total commissions (A shares)	$24,289	$4,440	$5,762
	Commission amount retained	$23,277	$4,348	$946
	Total CDSCs	$5,077	$0	$0
	CDSC amount retained	$5,077	$0	$0

ISF	Total commissions (A shares)	$65,356	$3,087	$4,041
	Commission amount retained	$39,426	$2,645	$288
	Total CDSCs	$3,439	$0	$104
	CDSC amount retained	$3,439	$0	$104

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Service Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DMBF	Shareholder Services Plan	N/A	$1,042,241	N/A	N/A	$1,042,241

DCMMMF	Shareholder Services Plan	N/A	$49,005	N/A	N/A	$49,005

DIMBF	Shareholder Services Plan	N/A	$518,383	N/A	N/A	$518,383

DMMMMF	Shareholder Services Plan	N/A	$46,395	N/A	N/A	$46,395

DAFMBF	Distribution Plan	Class B	$5,986	N/A	N/A	$5,986
		Class C	$159,468	N/A	N/A	$159,468
Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Service Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

	Shareholder Services Plan	Class A	$665,023	N/A	N/A	$665,023
		Class B	$2,993	N/A	N/A	$2,993
		Class C	$53,156	N/A	N/A	$53,156
		Class Z	$121,344	N/A	N/A	$121,344

DBMMMF	Shareholder Services Plan	N/A	$84,563	N/A	N/A	$84,563

DBNJMMMF	Shareholder Services Plan	N/A	$42,231	N/A	N/A	$42,231

DHYMBF	Distribution Plan	Class C	$210,705	N/A	N/A	$210,705
	Service Plan	Class Z	$185,099	N/A	N/A	$185,099
	Shareholder Services Plan	Class A	$138,119	N/A	N/A	$138,119
		Class C	$70,235	N/A	N/A	$70,235

DMMMF	Shareholder Services Plan	N/A	$236,337	N/A	N/A	$236,337

DNJMMMF	Shareholder Services Plan	N/A	$160,200	N/A	N/A	$160,200

DNYAMTMF	Shareholder Services Plan	N/A	$154,196	N/A	N/A	$154,196

DNYTEBF	Shareholder Services Plan	N/A	$745,008	N/A	N/A	$745,008

DPMMMF	Shareholder Services Plan	N/A	$25,948	N/A	N/A	$25,948

DCAMTMBF	Distribution Plan	Class B	$3,726	N/A	N/A	$3,726
		Class C	$73,800	N/A	N/A	$73,800

	Shareholder Services Plan	Class A	$291,486	N/A	N/A	$291,486
		Class B	$1,863	N/A	N/A	$1,863
		Class C	$24,600	N/A	N/A	$24,600
		Class Z	$411,725	N/A	N/A	$411,725

DGNMAF	Distribution Plan	Class B	$8,276	N/A	N/A	$8,276
		Class C	$187,667	N/A	N/A	$187,667
	Service Plan	Class Z	$809,285	$3,820	N/A	$813,105
Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Service Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

	Shareholder Services Plan	Class A	$219,949	N/A	N/A	$219,949
		Class B	$4,138	N/A	N/A	$4,138
		Class C	$62,556	N/A	N/A	$62,556

DIEF	Distribution Plan	Class B	$12,118	N/A	N/A	$12,118
		Class C	$55,977	N/A	N/A	$55,977
	Shareholder Services Plan	Class A	$133,534	N/A	N/A	$133,534
		Class B	$4,040	N/A	N/A	$4,040
		Class C	$18,659	N/A	N/A	$18,659

DSCEF	Distribution Plan	Class B	$10,476	N/A	N/A	$10,476
		Class C	$109,652	N/A	N/A	$109,652
	Shareholder Services Plan	Class A	$154,815	N/A	N/A	$154,815
		Class B	$3,492	N/A	N/A	$3,492
		Class C	$36,551	N/A	N/A	$36,551

DAMCF	Distribution Plan	Class B	$22,539	N/A	N/A	$22,539
		Class C	$60,628	N/A	N/A	$60,628
	Shareholder Services Plan	Class A	$1,075,339	N/A	N/A	$1,075,339
		Class B	$8,777	N/A	N/A	$8,777
		Class C	$20,209	N/A	N/A	$20,209

DCAF	Shareholder Services Plan	N/A	$30,858	N/A	$2,156	$28,702

DGAF	Shareholder Services Plan	N/A	$23,972	N/A	$2,469	$21,503

DMAF	Shareholder Services Plan	N/A	$54,040	N/A	$4,982	$49,058

DSMSCGF	Distribution Plan	Class C	$8,190	N/A	N/A	$8,190
	Shareholder Services Plan	Class A	$2,913	N/A	N/A	$2,913
		Class C	$2,730	N/A	N/A	$2,730

DSMSCVF	Distribution Plan	Class C	$6,397	N/A	N/A	$6,397
	Shareholder Services Plan	Class A	$18,033	N/A	N/A	$18,033
Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Service Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

		Class C	$2,132	N/A	N/A	$2,132

DUSEF	Distribution Plan	Class C	$3,659	N/A	N/A	$3,659
	Shareholder Services Plan	Class A	$9,257	N/A	N/A	$9,257
		Class C	$1,219	N/A	N/A	$1,219

GSF	Distribution Plan	Class C	$48,024	N/A	N/A	$48,024
	Shareholder Services Plan	Class A	$57,248	N/A	N/A	$57,248
		Class C	$16,008	N/A	N/A	$16,008

ISF	Distribution Plan	Class C	$44,941	N/A	N/A	$44,941
	Shareholder Services Plan	Class A	$152,323	N/A	N/A	$152,323
		Class C	$14,980	N/A	N/A	$14,980

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV per share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales	Per Share Offering Price to Public

DAFMBF	$13.43	4.50% of offering price (4.71% of NAV per share)	$0.63	$14.06
DHYMBF	$11.14	4.50% of offering price (4.71% of NAV per share)	$0.52	$11.66

DCAMTMBF	$14.12	4.50% of offering price (4.71% of NAV per share)	$0.67	$14.79
DGNMAF	$15.67	4.50% of offering price (4.71% of NAV per share)	$0.74	$16.41
DIEF	$23.42	5.75% of offering price (6.10% of NAV per share)	$1.43	$24.85
DSCEF	$22.79	5.75% of offering price (6.10% of NAV per share)	$1.39	$24.18
DAMCF	$32.85	5.75% of offering price (6.10% of NAV per share)	$2.00	$34.85
Fund	NAV per share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales	Per Share Offering Price to Public

DSMSCGF	$18,36	5.75% of offering price (6.10% of NAV per share)	$1.12	$19.48
DSMSCVF	$19.63	5.75% of offering price (6.10% of NAV per share)	$1.20	$20.83
DUSEF	$12.83	5.75% of offering price (6.10% of NAV per share)	$0.78	$13.61
GSF	$12.99	5.75% of offering price (6.10% of NAV per share)	$0.79	$13.78
ISF	$12.83	5.75% of offering price (6.10% of NAV per share)	$0.78	$13.61

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	DMBF	DIMBF	DAFMBF	DHYMBF	DNYTEBF	DCAMTMBF
AAA	Aaa	AAA	29.9%	35.7%	24.7%	5.1%	36.7%	18.6%
AA	Aa	AA	31.0%	35.3%	27.1%	4.9%	31.5%	32.1%
A	A	A	22.4%	20.9%	30.8%	14.3%	20.0%	32.5%
BBB	Baa	BBB	12.0%	5.4%	9.1%	36.8%	8.6%	14.1%
BB	Ba	BB	1.1%	0.6%	2.4%	11.2%	1.0%	-
B	B	B	0.5%	-	0.3%	1.6%	0.5%	-
CCC	Caa	CCC	-	-	-	1.7%	-	-
CC	Ca	CC	-	-	-	-	-	-
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1	0.5%(1)	0.4%(3)	0.6%	1.0%	0.4%	0.5%(8)
Not Rated	Not Rated	Not Rated	2.6%(2)	1.7%(4)	5.0%(5)	23.4%(6)	1.3%(7)	2.2%(9)
Total			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)Includes tax exempt notes rated in one of the two highest rating categories by a Rating Agency. These securities, together with Municipal Bonds rated A or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund’s portfolio meets the 75% minimum quality standard.

(2)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.5%); Aa/AA (0.5%); A/A (0.2%); and Ba/BB (0.4%).

(3)Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Bonds rated A or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 80% minimum quality standard.

(4)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.5%); A/A (0.4%); Baa/BBB (0.1%); Ba/BB (0.6%) and (C/D 0.1%).

(5) Those securities which are not rated, have been determined by the Manager to be of comparable quality to securities rated in the following rating categories: Aaa/AAA (1.3%); A/A (0.5%); Baa/BBB (1.3%); Ba/BB (1.8%) and B/B (0.1%).

(6) Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A (0.6%); Baa/BBB (6.7%); Ba/BB (10.8%) and B/B (5.3%).

(7) Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.2%); Aa/AA (0.2%), Baa/BBB (0.8%) and Ba/BB (0.1%).

(8)Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Bonds rated Baa or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 80% minimum quality standard.

(9)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.8%); A/A (1.2%) and BBB/Baa (0.2%).

RATINGS OF MUNICIPAL OBLIGATIONS

(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	DCMMMF	DMMMMF	DBMMMF	DBNJMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	89.9%	92.1%	91.4%	51.9%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	0.4%	0.7%	-	-
AAA/AA	Aaa/Aa	AAA/AA	2.5%	1.7%	1.0%	16.2%
Not Rated	Not Rated	Not Rated	7.2%*	5.5%*	7.6%*	31.9%*
Total			100.0%	100.0%	100.0%	100.0%

Fitch	Moody's	S&P	DMMMF	DNJMMMF	DNYAMTMF	DPMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	89.4%	66.3%	79.0%	73.6%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	-	-	0.3%	0.4%
AAA/AA	Aaa/Aa	AAA/AA	8.1%	8.3%	3.9%	5.9%
Not Rated	Not Rated	Not Rated	2.5%*	25.4%*	16.8%*	20.1%*
Total			100.0%	100.0%	100.0%	100.0%

*Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the F-1/MIG 1/SP-1/rating category.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMBF	N/A	N/A

DCMMMF	N/A	N/A

DIMBF	N/A	N/A

DMMMMF	N/A	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DAFMBF	N/A	N/A

DBMMMF	N/A	N/A

DBNJMMMF	N/A	N/A

DHYMBF	J.P. Morgan Securities Inc.	$2,056,000

DMMMF	N/A	N/A

DNJMMMF	N/A	N/A

DNYAMTMF	N/A	N/A

DNYTEBF	J.P. Morgan Securities Inc.	$8,274,000

DPMMMF	N/A	N/A

DCAMTMBF	N/A	N/A

DGNMAF	Bank of America NA	$108,000

DIEF	Barclays Capital Inc.	$1,470,000

DSCEF	N/A	N/A

DAMCF	N/A	N/A

DCAF	N/A	N/A

DGAF	N/A	N/A

DMAF	N/A	N/A

DSMSCGF	N/A	N/A

DSMSCVF	N/A	N/A

DUSEF	N/A	N/A

GSF	HSBC Securities (USA) Inc.	$7,406,000

ISF	HSBC Securities (USA) Inc.	$15,684,000

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DAFMBF	N/A	N/A	N/A	N/A	N/A	N/A
DBMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DBNJMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DHYMBF	N/A	N/A	N/A	N/A	N/A	N/A
DCAMTMBF	N/A	N/A	N/A	N/A	N/A	N/A
DCAF	N/A	N/A	N/A	N/A	N/A	N/A
DGAF	N/A	N/A	N/A	N/A	N/A	N/A
Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DAFMBF	N/A	N/A	N/A	N/A	N/A	N/A
DBMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DBNJMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DHYMBF	N/A	N/A	N/A	N/A	N/A	N/A
DCAMTMBF	N/A	N/A	N/A	N/A	N/A	N/A
DCAF	N/A	N/A	N/A	N/A	N/A	N/A
DGAF	N/A	N/A	N/A	N/A	N/A	N/A
DGNMA	$44,952	$0	$34,847	$0	$49,364	$0
DIEF	$331,191	$0	$256,361	$0	$415,609	$0
DIMBF	N/A	N/A	N/A	N/A	N/A	N/A
DMAF	N/A	N/A	N/A	N/A	N/A	N/A
DMBF	N/A	N/A	N/A	N/A	N/A	N/A
DMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DNYAMTMF	N/A	N/A	N/A	N/A	N/A	N/A
DNYTEBF	N/A	N/A	N/A	N/A	N/A	N/A
DSMSCGF	$188,354	$11,555	N/A	N/A	N/A	N/A
DSCEF	$426,886	$124,659	$419,699	$183,191	$323,068	$0

Fund	2010 Fiscal Year		2009 Fiscal Year		2008 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DCMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DMMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DNJMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DPMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DAMCF	$784,621	$0	$952,080	$28,771	$1,293,368	$0
DUSEF	$157,808	$0	$172,663	$0	$5,714	$0
GSF	$471,123	$0	$243,374	$0	$103,691	$0
ISF	$138,251	$0	$3,979	$0	$157,184	$0

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DMBF	N/A
DCMMMF	N/A
DIMBF	N/A
DMMMMF	N/A
DAFMBF	N/A
DBMMMF	N/A
DBNJMMMF	N/A
DHYMBF	N/A
DMMMF	N/A
DNJMMMF	N/A
DNYAMTMF	N/A
DNYTEBF	N/A
DPMMMF	N/A
DCAMTMBF	N/A
DGNMA	N/A
DIEF	N/A
Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DSCEF	N/A
DAMCF	N/A
DCAF	N/A
DGAF	N/A
DMAF	N/A
DSMSCGF	The fund's assets have increased significantly since its commencement of operations in fiscal year 2011.
DSMSCVF	The fund's assets have increased significantly since its commencement of operations in fiscal year 2009.
DUSEF	N/A
GSF	N/A
ISF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DMBF	N/A	N/A
DCMMMF	N/A	N/A
DIMBF	N/A	N/A
DMMMMF	N/A	N/A
DAFMBF	N/A	N/A
DBMMMF	N/A	N/A
DBNJMMMF	N/A	N/A
DHYMBF	N/A	N/A
DMMMF	N/A	N/A
DNJMMMF	N/A	N/A
DNYAMTMF	N/A	N/A

DNYTEBF	N/A	N/A
DPMMMF	N/A	N/A
DCAMTMBF	N/A	N/A
DGNMA	N/A	N/A
DIEF	N/A	N/A
DSCEF	N/A	N/A
DAMCF	N/A	N/A
DCAF	N/A	N/A
DGAF	N/A	N/A
DMAF	N/A	N/A
DSMSCGF	N/A	N/A
DSMSCVF	N/A	N/A
DUSEF	N/A	N/A
GSF	N/A	N/A
ISF	N/A	N/A

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DHYMBF	N/A
DNYTEBF	N/A
DCAMTMBF	N/A
DGNMA	The fund experienced variation in portfolio turnover rates over the period as a result of volatile market conditions.
DIEF	The fund experienced variation in portfolio turnover rates over the period as a result of volatile market conditions.
DSCEF	N/A
DAMCF	N/A
DCAF	N/A
DGAF	The fund's portfolio turnover was higher in its first fiscal period of operations (2010).
DMAF	N/A
DSMLCGF	N/A
DSMSCGF	N/A
DSMSCVF	N/A
DUSEF	N/A
GSF	N/A
ISF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

December 12, 2011	DMBF	N/A	None	0%

March 3, 2011	DCMMMF	N/A	Janney Montgomery Scott LLC 1801Market Street Philadelphia, PA 19103	14.5262%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.0271%

			Stifel, Nicolaus & Co. Inc. 500 North Broadway Saint Louis, MO 63102-2110	5.42641%

September 12, 2011	DIMBF	N/A	None	0%

September 12, 2011	DMMMF	N/A	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.3618%
Date	Fund	Class	Name & Address	Percent Owned

			Robert W Baird &CO P.O. Box 672 Milwaukee, WI 53201-0672	11.1743%

			Bost & Co P.O. Box 534005 Pittsburgh, PA 15253-4005	10.3600%

			Janney Montgomery Scott LLC 1801 Market St, Philadelphia, PA 19103-1628	6.6982%

March 3, 2011	DMMMMF		Saturn & Co 1200 Crown Colony Drive Quincy MA 02169-0938	45.5295%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.6379%

			Saving Institute Bank & Trust Co., 80 west, Ste 201 Rutland, VT05701-3588	7.2744%

			Stifel, Nicolaus & Co. Inc. 500 North Broadway Saint Louis, MO 63102-2110	5.9908%

December 12, 2011	DAMTMBF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.2567%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	8.3775%

			Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	6.5238%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.1308%

		Class B	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	23.1010%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	14.3759%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	12.3254%

			Earl A. Brown Chesapeake, VA 23322-6944	12.2871%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.6557%

			Mary Elizabeth Lindon Blacksburg, VA 24062-0504	6.4829%

		Class C	Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	30.5472%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	14.0082%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.4821%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	9.0835%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.1382%

			Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	5.9584%

		Class I	Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	57.7082%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	39.5139%

December 12, 2011	DHYMBF	Class A	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	24.3486%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.9183%
Date	Fund	Class	Name & Address	Percent Owned

			Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	9.3402%

			Rodney P. Swantko Munster, IN 46321	7.8429%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	6.0480%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Flr. Jersey City, NJ 07311	5.7300%

		Class C	Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	39.4272%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	16.3908%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	15.6053%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	8.7019%

		Class I	Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	74.5848%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	16.8444%

		Class Z	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55400-9446	28.1927%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9519%

December 12, 2011	DBMMMF	N/A	Robert P. Garritano Steamboat Springs, CO	12.6976%

Date	Fund	Class	Name & Address	Percent Owned

			Thomas A Garritano Chicago, IL	11.9906%

December 12, 2011	DBNJMMMF	N/A	Hebert W Glaser Old Tappan, NY	12.7070%

			Ira Kasoff Princeton, NJ 08540-8623	7.9010%

September 12, 2011	DNYAMTMF	N/A	Pershing LLC, P.O. Box 2052 Jersey City, NJ 07303-2052	15.3372%

			Larry A. Wohl New York, NY	6.3011%

September 12, 2011	DNYTEBF	N/A	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.5584%

March 3, 2011	DPMMMF	N/A	Janney Montgomery Scott LLC 1801 Market St, Philadelphia PA 19103-1628	61.6185%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.0040%

			Stifel, Nicolaus & Co., Inc., 500 North Broadway St. Louis MO, 63102-2131	7.8464%

September 12, 2011	DCAMTMBF	Class A	Merrill Lynch 4800 Deer Lake Dr. E. – 3rd Fl. Jacksonville, FL 32246-6484	20.7903%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.9163%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.6143%

			Citigroup Global Markets Inc. 333 West 34th St. New York, NY 10001-2402	5.7769%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07086	5.2284%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	24.4778%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Flr. Jersey City, NJ 07311	19.8861%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	18.8568%

			Nancy Opsal Carmichael, CA	18.3460

			Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	16.9100%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	45.3098%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	18.8608%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	7.7000%

			Charles Schwab & Company, Inc. 101 Montgomery St. San Francisco, CA 94104-4151	5.5860%

		Class I	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	61.4560%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	20.6481%

			SEI Private Tr Co. c/o Mellon Bank 1 Freedom Valley Dr. Oaks PA 19456-9989	15.9402%

		Class Z	Charles Schwab & Company, Inc. 101 Montgomery St. San Francisco, CA 94104-4151	7.7848%

Date	Fund	Class	Name & Address	Percent Owned

August 3, 2011	DGNMAF	Class A	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	10.6226%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.1004%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	9.3645%

			National Financial Services 82 Devonshire Street Boston, MA 02109	9.1256%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	7.2753%

		Class B	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20.4229%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.2082%

			American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55400-9446	14.2104

			LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	13.3103

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.6600%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	15.4511%

			Wedbush Morgan Securities 1000 Wilshire Blvd. Los Angeles, CA	13.1487%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.9683%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.3866%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	11.1762%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	8.3112%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.0463%

January 12, 2012	DIEF	Class A	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	19.8783%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.8098%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.2841%

		Class B	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, Fl 32246-6484	18.9793%

			American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	14.7211%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.3227%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.3362%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07311-1995	10.2708%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.8244%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	41.1377%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	16.5518%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07311-1995	6.8490%

			American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	5.9996%

		Class I	Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue 7th Floor New York, NY 10166-0090	98.5366%

January 12, 2012	DSCEF	Class A	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	22.8311%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.6803%

			Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	8.8525%

			Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	6.0219%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.4330%

		Class B	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.7836%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	16.5867%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.4667%
Date	Fund	Class	Name & Address	Percent Owned

			Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.5949%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.5212%

		Class C	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	18.1462%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.6291%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07311	10.5469%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.9951%

			National Financial Services 82 Devonshire Street Boston, Ma 02109-3605	8.2216%

			Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	8.0270%

		Class I	Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480-1533	51.3012%

			Na Bank & Co P.O. Box 2180 Tulsa, OK 74101-2180	19.0509%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	12.6176%

			The City of Valdez P.O. Box 307 Valdez, AK 99686-0307	6.1785%

April 11, 2011	DAMCF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.4031%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	15.1663%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.1712%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.7193%

		Class C	OFI Trust Company 24 Lohmaier Lane Lake Katrine, NY 12449-5245	17.5959%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.9850

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.5057%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	10.5793

			UBS WM USA 499 Washington Blvd. Jersey City NJ, 07310-1995	7.2986%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.1227%

		Class I	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	32.9769%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.1485%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	13.1593%

			ICMA-RC Services LLC 777 North Capitol Street NE Washington, DC 20002-4239	11.0816%
Date	Fund	Class	Name & Address	Percent Owned

			Wilmington Trust Company Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	10.4654%

			Orchard Trust Corporation 8515 E Orchard Rd Greenwood Village, CO 80111-5002	6.2271%

December 12, 2011	DCAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	19.0963%

December 12, 2011	DGAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.2638%

December 12, 2011	DMAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.2451%

September 12, 2011	DSMSCGF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	51.6047%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	15.5304%

			Richard A. Pescevich Edenton, NC	6.1359%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	86.0541%

			Shellie K. Nazer La Habra, CA	5.6078%

		Class I	SEI Private Trust Company Attn. Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.8816%

March 11, 2011	DSMSCVF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	86.4694%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	72.6409%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	14.8427%

			The Bank of New York Mellon 718 15th Street Santa Monica, CA 90402-2938	7.4421%

		Class I	SEI Private Trust Company Attn. Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.1057%

March 11, 2011	DUSEF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	83.2407%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	79.0601%

			American Enterprise Investment Svc P.O. Box 9446 Minneapolis, MN 55440-9446	12.1563%

			The Bank of New York Mellon Customer FBO David E London 209 Poker Hill Rd Underhill, VT 05489-9612	7.1930%

		Class I	SEI Private Trust Company c/o Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	98.1441%

March 11, 2011	GSF	Class A	American Enterprise Investment Svc P.O. Box 9446 Minneapolis, MN 55440-9446	41.0782%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	17.2971%

Date	Fund	Class	Name & Address	Percent Owned

			Citigroup Global Markets Inc 333 West 34th Street – 3rd Floor New York, NY 10001-2402	9.4103%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.3812%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.3126%

		Class C	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	34.7051%

			Citigroup Global Markets Inc 333 West 34th Street – 3rd Floor New York, NY 10001-2402	18.3681%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	11.1248%

			American Enterprise Investment Svc P.O. Box 9446 Minneapolis, MN 55440-9446	10.1365%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	8.0798%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen VA 23060-9243	5.4117%

		Class I	SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	61.0562%

			Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue 7th Floor New York, NY 10166-0090	12.9741%

March 11, 2011	ISF	Class A	American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55440-9446	39.0229%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2502	14.8168%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	10.5551%

		Class C	Merrill Lynch, Pierce Fenner & Smith 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	26.5695%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen VA 23060-9243	15.5639%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	15.0416%

			American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55440-9446	14.9608%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	8.3463%

Class I	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	91.0263%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Moderate Allocation Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund, is $1,000 for full-time or part-time employees of Dreyfus or any of its affiliates, directors of Dreyfus, board members of a fund advised by Dreyfus, or the spouse or minor child of any of the foregoing.

The minimum initial investment for each fund, except Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund is $50 for full-time or part-time employees of Dreyfus or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

The minimum initial investment in Dreyfus BASIC Municipal Money Market Fund is $10,000 for an account established with the cash proceeds from an investor's exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

Shares of each fund, except Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund, are offered without regard to the minimum initial or subsequent investment requirement to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Reopening an Account

Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. You may reopen an account in the fund with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Multi-Class Funds

The share classes of each Multi-Class Fund are offered as described in the relevant fund's prospectus and as follows:

Dreyfus Active MidCap Fund, Dreyfus International Equity Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund each offered Class T shares prior to February 4, 2009.

Holders of Class I shares of Dreyfus Active MidCap Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing account whether or not they would otherwise be eligible to do so.

Class I shares of Dreyfus International Equity Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund are offered to certain funds in The Dreyfus Family of Funds. Class I shares of Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund and Global Stock Fund also are offered to series of BNY Mellon Funds Trust.

Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund are offered to shareholders of the fund who received Class Z shares of the fund in exchange for their shares of General California Municipal Bond Fund, Dreyfus California Municipal Income or Dreyfus California Intermediate Municipal Bond Fund as a result of the reorganization of such funds (each a "Reorganized Fund").

Certain broker-dealers and other financial institutions maintaining accounts with Dreyfus AMT-Free Municipal Bond Fund on March 30, 2003, or maintaining accounts with Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund or Dreyfus High Yield Municipal Bond Fund on the date such fund's shares were classified as Class Z shares (or with a Reorganized Fund at the time of the reorganization of such fund) may open new accounts in Class Z of the respective fund on behalf of "wrap accounts" or similar programs and, with respect to Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus GNMA Fund only, may open new accounts in Class Z of the fund on behalf of qualified retirement plans.

Class Z shares of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus GNMA Fund are offered to certain funds in The Dreyfus Family of Funds.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares—Class A."

For shareholders of Dreyfus Active MidCap Fund who beneficially owned shares of the fund on November 25, 2003, the public offering price for Class A shares of the fund is the net asset value per share of that class. In addition, shareholders of Dreyfus Aggressive Growth Fund or Dreyfus Premier Aggressive Growth Fund who received Class A shares of Dreyfus Active MidCap Fund as a result of the merger of each such fund into Dreyfus Active MidCap Fund on March 28, 2003 may not have to pay a sales load or may qualify for a reduced sales load to purchase additional Class A shares of Dreyfus Active MidCap Fund. Specifically, for such shareholders of Dreyfus Aggressive Growth Fund, the public offering price for Class A shares of Dreyfus Active MidCap Fund is the net asset value per share of Class A for as long as the shareholder's account is open. For such shareholders of Dreyfus Premier Aggressive Growth Fund who beneficially owned shares of such fund on December 31, 1995, the public offering price for Class A shares of Dreyfus Active MidCap Fund for as long as the shareholder's account is open is the net asset value per share of Class A plus a sales load as shown below:

Total Sales Load*—Class A
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $100,000	3.00	3.09	2.75
$100,000 to less than $250,000	2.75	2.83	2.50
$250,000 to less than $500,000	2.25	2.30	2.00
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of Multi-Class Funds, including Dreyfus Active MidCap Fund, purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

Class A shares of Dreyfus Active MidCap Fund may be purchased at net asset value without a sales load by account holders under the "ACS/Mellon HSA Solution," an integrated health savings account. Health Savings Accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state consequences.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services
Dreyfus Conservative Allocation Fund Dreyfus Growth Allocation Fund Dreyfus Moderate Allocation Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege

Dreyfus BASIC Municipal Money Market Fund
Dreyfus BASIC New Jersey Municipal Money Market Fund
Dreyfus Connecticut Municipal Money Market Fund
Dreyfus Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund

Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus High Yield Municipal Bond Fund	Checkwriting Privilege (Class Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund	Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

Dreyfus Active MidCap Fund
Dreyfus International Equity Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund

Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

Transaction Fees

Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, neither fund may be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions. If your account balance is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000. Additionally, if your account balance is less than $50,000, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Redemption checks may be made payable to the order of any person in the amount of $1,000 or more. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check and the $2.00 charge described above in "Transaction Fees" and in the fund's prospectus, if applicable.

Wire Redemption Privilege

Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. The redemption proceeds minimum is $5,000 per day.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Ordinarily, the fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 12:00 noon, Eastern time, on such day, and the shares will not receive the dividend declared on that day; otherwise, each fund will initiate payment on the next business day, and the shares will receive the dividend on that day.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services

Dreyfus Active MidCap Fund
Dreyfus International Equity Fund*
Dreyfus Small Cap Equity Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent*
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Conservative Allocation Fund Dreyfus Moderate Allocation Fund Dreyfus Growth Allocation Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Connecticut Municipal Money Market Fund
Dreyfus Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund

Fund Exchanges Dreyfus Auto-Exchange Privilege Dreyfus Automatic Asset Builder® Dreyfus Government Direct Deposit Privilege Dreyfus Payroll Savings Plan Dreyfus Dividend Options Automatic Withdrawal Plan

Fund	Services
Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund Dreyfus High Yield Municipal Bond Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent*

Dreyfus BASIC Municipal Money Market Fund Dreyfus BASIC New Jersey Municipal Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)

* Letter of Intent applicable to Class A Shares only.

Fund Exchanges

BASIC Funds. You may purchase up to four times per calendar year, in exchange for shares of a fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. You will be charged a $5.00 fee for each exchange made out of a fund, which will be deducted from your account and paid to the Transfer Agent; however, the fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholders Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus Active MidCap Fund Dreyfus International Equity Fund Dreyfus Small Cap Equity Fund	Class B Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus AMT-Free Municipal Bond Fund
Dreyfus California AMT-Free Municipal Bond Fund
Dreyfus GNMA Fund
Dreyfus High Yield Municipal Bond Fund

Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund

Class C

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund	Class B	Distribution Plan (12b-1)

The fund pays the Distributor 0.50% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus Active MidCap Fund Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund Dreyfus International Equity Fund Dreyfus Small Cap Equity Fund	Class A Class B Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus High Yield Municipal Bond Fund Dreyfus Select Managers Small Cap Growth Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus U.S. Equity Fund Global Stock Fund International Stock Fund	Class A Class C
Dreyfus Conservative Allocation Fund Dreyfus Growth Allocation Fund Dreyfus Moderate Allocation Fund	N/A

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus AMT Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services. These services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Dreyfus BASIC Municipal Money Market Fund
Dreyfus BASIC New Jersey Municipal Money Market Fund
Dreyfus Connecticut Municipal Money Market Fund
Dreyfus Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund

N/A
Dreyfus High Yield Municipal Bond Fund	Class Z	Service Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.25% for expenses incurred in distributing these shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of these services and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus GNMA Fund	Class Z	Service Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.20% for distributing these shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determine the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class Z shares bear (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or ..005%.

* The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

CERTAIN INFORMATION ABOUT UNDERLYING FUNDS

(Funds of Funds only)

The Funds of Funds each invests all or substantially all of its investable assets in Underlying Funds, which are briefly described below. Risks of certain investments referred to below are described in Part III of this SAI under "Investments, Investment Techniques and Risks—All Funds Other Than Money Market Funds," and information about Sub-Advisers also is provided in Part III of this SAI. Additional information about each Underlying Fund is available in the Underlying Fund's prospectus and SAI. To obtain a copy of an Underlying Fund's prospectus and/or SAI, please call your financial adviser, or write to the Underlying Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (516-794-5452 outside the U.S.).

Unless otherwise stated, Dreyfus is each Underlying Fund's investment adviser, and certain Underlying Funds also have one or more Sub-Advisers as stated below. Except for Dreyfus Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Absolute Return Fund, Dreyfus International Bond Fund,

Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus MidCap Core Fund and Dreyfus Total Return Advantage Fund, each Underlying Fund is a diversified fund. Additionally, except for Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus International Bond Fund, Dreyfus International Equity Fund, Dreyfus/Newton International Equity Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund and Dreyfus U.S. Equity Fund, each Underlying Fund's investment objective is a Fundamental Policy as defined below under "Investment Restrictions."

Equity Investments

U.S. Large Cap

Dreyfus Appreciation Fund. The fund seeks long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal.

To pursue its goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

The fund employs a "buy-and-hold" investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

Sarofim & Co. serves as the fund's Sub-Adviser.

Dreyfus Research Growth Fund. The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. As the fund's portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the fund's allocations among market sectors. The fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index, the fund's benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Dreyfus Strategic Value Fund. The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund may invest up to 30% of its assets in foreign securities. The fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Dreyfus/The Boston Company Large Cap Core Fund. The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies that appear to be undervalued relative to underlying business fundamentals. The fund currently considers large cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index).

The fund may invest without limit in securities of U.S. companies and of foreign companies that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets, but not more than 10% of its assets in other foreign securities.

The portfolio managers employ a core investment style that incorporates both growth and value criteria in managing the fund's portfolio. The portfolio managers seek to identify those companies with stocks trading at prices below what the portfolio managers believe are their intrinsic values based on current earnings and prospects for growth. The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

Dreyfus U.S. Equity Fund. The fund seeks long-term total return.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States. The fund may invest in the securities of companies of any market capitalization. The fund's Sub-Adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund's portfolio managers select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. Market capitalization and sector allocations are results of, not part of, the investment process.

Walter Scott serves as the fund's Sub-Adviser.

Dreyfus BASIC S&P 500 Stock Index Fund. The fund seeks to match the total return of the Standard & Poor's 500® Composite Stock Price Index (S&P 500®).

To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the S&P 500. To replicate index performance, the fund's portfolio managers use a passive management approach and purchase all or a representative sample of securities comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

U.S. Mid-/Small-Cap

Dreyfus Select Managers Small Cap Value. The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000®  Value Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the Russell 2000® Value Index at any given time. The fund may invest up to 15% of its assets in foreign securities.

The fund uses a "multi-manager" approach by selecting one or more Sub-Advisers to manage the fund's assets. The fund may hire, terminate or replace Sub-Advisers and modify materials terms and conditions of subadvisory arrangements without shareholder approval. The fund's assets are currently allocated among five Sub-Advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

TSW, Walthausen, Lombardia, Neuberger Berman and Iridian serve as the fund's Sub-Advisers. EACM serves as the fund's portfolio allocation manager, responsible for evaluating and recommending Sub-Advisers for the fund.

Dreyfus Opportunistic Midcap Value Fund. The fund seeks to surpass the performance of the Russell MidCap Value Index.

To pursue its goal, the fund invests in mid-cap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $25 billion at any given time. The fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: relative value, business health, and business momentum.

In constructing the fund's portfolio, the fund's portfolio manager uses an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio manager. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. To do this, the portfolio manager uses mid-cycle estimates, growth prospects, the identification of a revaluation trigger and competitive advantages as some of the factors in the valuation assessment. Additionally, a company's stated and hidden liabilities and assets are included in the portfolio manager's economic balance sheet calculation for the company.

Dreyfus MidCap Core Fund. The fund seeks long-term capital appreciation.

To pursue its goal, the fund normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in midcap stocks. The fund will invest in companies included in the S&P® MidCap 400 Index or the Russell Midcap® Index at the time of purchase. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in IPOs. The fund's portfolio managers will apply a systematic, quantitative investment approach designed to identify and exploit pricing inefficiencies among mid-cap stocks in the U.S. stock market. The portfolio managers will use a proprietary valuation model that identifies and ranks stocks based on:

• a long-term relative valuation model that utilizes forward looking estimates of risk and return;

• an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows; measures of ES help stock selection strategy by tilting the fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

• a set of behavioral factors, including earnings revisions and price action, that provide the portfolio managers with information about potential misvaluations of stocks.

The portfolio managers will seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P MidCap 400 Index. The fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

The fund will be permitted, but not required, to use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The fund will be permitted to engage in short-selling.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund. The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap U.S. companies. The fund currently considers small-cap and mid-cap companies to be those with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in Russell 2500® Growth Index. The fund's portfolio managers employ a growth-oriented investment style in managing the fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth; and

• Investing in a company when the portfolio managers' research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

Dreyfus Smallcap Stock Index Fund. The fund seeks to match the performance of the Standard & Poor's® SmallCap 600 Index.

To pursue its goal, the fund invests in a representative sample of stocks included in the S&P SmallCap 600 Index and in futures whose performance is tied to the index. The fund expects to invest in approximately 500 or more of the stocks in the index. However, at times, the fund may be fully invested in all the stocks that comprise the index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

Dreyfus Midcap Index Fund. The fund seeks to match the performance of the Standard & Poor's® MidCap 400 Index.

To pursue its goal, the fund generally is fully invested in stocks included in the S&P® MidCap 400 Index and in futures whose performance is tied to the index. The fund generally invests in all 400 stocks in the index in proportion to their weighting in the index.

International

Dreyfus/Newton International Equity Fund. The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. The fund may invest up to 25% of its assets in stock of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries.

The core of the investment philosophy of Newton, an affiliate of Dreyfus and the fund's Sub-Adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton's global analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Newton then identifies specific companies using investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in and underlying asset or currency, to increase returns, to manage currency risk, or as part of hedging strategy.

Newton serves as the fund's Sub-Adviser.

Dreyfus International Equity Fund. The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE®) Index and Canada. The portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. The portfolio managers use country and the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index. The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend. The fund may invest up to 20% of its assets in securities of issuers located in emerging market countries.

The fund's investment adviser is TBCAM. The fund's administrator is Dreyfus.

Dreyfus International Value Fund. The fund seeks long-term capital growth.

To pursue its goal, the fund primarily invests in foreign companies that Dreyfus considers to be value companies. In selecting stocks, the fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors: value, business health and business momentum.

International Stock Fund. The fund seeks long-term total return.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong and Western Europe. The fund ordinarily invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The fund may invest in the securities of companies of any market capitalization. The fund's Sub-Adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund's portfolio managers then select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. Geographic and sector allocations are results of, not part of, the investment process.

Dreyfus International Stock Index Fund. The fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (free) Index (MSCI EAFE®).

To pursue its goal, the fund generally is fully invested in the stocks included in the MSCI EAFE Index and in futures whose performance is tied to certain countries included in the index. The fund generally invests in all stocks included in the index. The fund's investments are selected to match the benchmark composition along individual name, country, and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

Emerging Markets

Dreyfus Emerging Markets Fund. The fund seeks long-term capital growth.

To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. In selecting stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on value, business health and business momentum.

Global

Dreyfus Global Absolute Return Fund. The fund seeks total return.

To pursue its goal, the fund uses a variety of investment strategies, sometimes referred to as absolute return strategies, to produce returns with low correlation with, and less volatility than, major markets over a complete market cycle, typically a period of several years. The fund will seek to achieve investment exposure to global equity, bond and currency markets primarily through long and short positions in futures, options and forward contracts, which should enable the fund's portfolio managers to implement investment decisions quickly and cost-effectively. The fund also will invest in fixed-income securities, such as bonds, notes (including structured notes), and money market instruments, to provide exposure to bond markets and for liquidity and income. The fund's portfolio managers seek to deliver value added excess returns ("alpha") by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets.

Mellon Capital serves as the fund's Sub-Adviser.

Dreyfus Global Real Estate Securities Fund. The fund seeks to maximize total return consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity securities of companies principally engaged in the real estate sector. The fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies. In selecting investments for the fund's portfolio, Urdang uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. Generally, Urdang combines top-down real estate research and its relative value model securities valuation process. In conducting its bottom-up research, Urdang engages in an active analysis process that includes regular and direct contact with the companies in the fund's investable universe. These research efforts are supported with extensive sell side and independent research. Through the use of the proprietary relative value model, Urdang seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management- related uncertainties, such as the impact on value of leverage, growth rate, market capitalization and property type.

Urdang serves as the fund's Sub-Adviser.

Fixed-Income Investments

U.S. Fixed Income

Dreyfus Total Return Advantage Fund. The fund seeks to maximize total return through capital appreciation and income.

To pursue its goal, the fund normally invests primarily in fixed-income securities and instruments that provide investment exposure to fixed-income markets. The fund also invests in instruments that provide investment exposure to currency markets. The fund's portfolio managers employ an active core bond strategy to focus the fund's investments on the U.S. fixed-income market. The portfolio managers next employ separate global bond and currency strategies to provide the fund with exposure to foreign and U.S. fixed-income markets and currency markets, respectively. The fund's portfolio managers seek to deliver value added excess returns ("alpha") by applying a systematic, quantitative investment approach that incorporates three separate strategies - active core bond strategy, global bond strategy and active currency strategy – designed to identify and exploit relative misvaluations across fixed-income and currency markets, respectively.

Dreyfus Short-Intermediate Government Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies or instrumentalities. These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically, in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally, the portfolio manager then seeks to identify potentially profitable issues before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

The fund generally maintains an effective duration of approximately three years or less. The fund may, but is not required to, use derivatives, such as futures and options, swaps, options on swaps and other credit derivatives, as a substitute for investing directly in an underlying asset, to manage interest rate risk or the duration of the fund's portfolio, to increase returns, or as part of a hedging strategy.

Dreyfus GNMA Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in certificates issued by the GNMA (popularly called "Ginnie Maes"), which are debt securities guaranteed as to timely payment of principal and interest by the GNMA. The fund may invest the remaining 20% of its net assets in other mortgage-related securities issued by government-related organizations, residential and commercial mortgage-backed securities issued by governmental agencies or private entities, and collateralized mortgage obligations. The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality. The fund is not subject to any maturity or duration restrictions.

Dreyfus Opportunistic Fixed Income Fund. The fund seeks to maximize total return through capital appreciation and income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund's portfolio managers typically allocate the fund's assets among the following sectors of the fixed-income market: (i) below investment grade (high yield) sector, (ii) the U.S. government, investment grade corporate, mortgage and asset-backed sectors, (iii) the foreign debt securities of developed markets sector, and (iv) the foreign debt securities of emerging markets sector. The fund's portfolio managers normally allocate 0% to 70% of the fund's net assets in each of these four categories of market sectors.

The fund's portfolio managers utilize a blend of quantitative and fundamental analysis to construct what they consider to be a "best ideas" fixed income portfolio, seeking to capitalize on the perceived inefficiencies across the full spectrum of the global fixed income market at any given time. Using fundamental analysis, the portfolio managers seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and other metrics. The portfolio managers also conduct extensive research into the credit history and current financial strength of the issuers of these securities.

Although the fund may invest in or have investment exposure to individual bonds of any maturity or duration and there are no restrictions on the dollar-weighted average maturity of the fund's portfolio, the average effective duration of the fund's portfolio typically will range between three and six years.

The fund's portfolio manager will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector or security becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risks, or as part of a hedging strategy.

Dreyfus High Yield Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue this goal, the fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in fixed income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by Dreyfus.

In choosing securities, the fund seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. The fund's investment process involves a "top down" approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. The fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed income securities the fund may purchase.

The fund's portfolio managers will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use certain derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, and swaps (including interest rate and credit default swaps), typically as part of a hedging strategy. The fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit.

The fund also may invest in collateralized debt obligations, which include collateralized loan obligations and other similarly structured securities. To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The fund may also make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Dreyfus Bond Market Index Fund. The fund seeks to match the total return of the Barclays Capital U.S. Aggregate Index.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Barclays Capital U.S. Aggregate Index. In seeking to match index performance, the manager uses a passive management approach and purchases all or a representative sample of the bonds comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments. The fund attempts to have a correlation between its performance and that of the index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund's investments are selected by a "sampling" process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the index. By using this sampling process, the fund typically will not invest in all of the securities in the index.

The Barclays Capital U.S. Aggregate Index is a broad-based, unmanaged index that covers the U.S. dollar-denominated, investment grade (Baa/BBB or higher), fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, U.S. government-related, corporate, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities sectors. Most of the bonds in the index are issued by the U.S. Treasury and other U.S. government and agency issuers. Barclays Capital is not affiliated with the fund, and it does not sell or endorse the fund, nor does it guarantee the performance of the fund or the index.

Dreyfus Inflation Adjusted Securities Fund. The fund seeks returns that exceed the rate of inflation.

To pursue its goal, the fund normally invests at least 80% of its assets in inflation-indexed securities. These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon.

The fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation which are rated investment grade or the unrated equivalent as determined by Dreyfus. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.

The fund seeks to keep the average effective duration of its portfolio at two to ten years. The fund may invest in securities with effective or final maturities of any length. The fund may adjust its portfolio holdings or average effective duration based on actual or anticipated changes in interest rates or credit quality.

U.S. Treasury

Dreyfus U.S. Treasury Intermediate Term Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration between 2.5 and 6 years, and a dollar-weighted average portfolio maturity between 3 and 10 years.

Dreyfus U.S. Treasury Long Term Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration of 7.5 years or more, and a dollar-weighted average portfolio maturity between 10 years or more.

International Fixed Income

Dreyfus Emerging Markets Debt Local Currency Fund. The fund seeks to maximize total return.

To pursue its goal, the fund normally invests at least 80% of its assets in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities. These instruments consist primarily of emerging market government bonds and currency forward exchange contracts. The fund's portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models. A "top down" analysis of macroeconomic, financial and political variables guides country and currency allocation. The portfolio managers also consider other market technicals and the global risk environment. The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country. The fund is not restricted as to credit quality when making investments in debt securities.

Dreyfus International Bond Fund. The fund seeks to maximize total return through capital appreciation and income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. The fund may invest up to 25% of its assets in emerging markets generally and up to 5% of its assets in any single emerging market country.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund, however, may invest up to 25% of its assets in securities (not including securities of emerging markets issuers) rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus, at the time of purchase. The fund will not invest in securities rated lower than B at the time of purchase. The fund may invest in securities of issuers in emerging markets of any credit quality, including those rated or determined to be below investment grade quality.

The fund's portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value. The portfolio managers select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt.

There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed-income securities the fund may purchase.

The fund's portfolio managers will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy. The fund's portfolio managers have considerable latitude in determining whether to hedge the fund's currency exposure and the extent of any such hedging.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Allocation Fund each normally allocates its assets among Underlying Funds that invest in a wide range of equity and fixed-income securities.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Active MidCap Fund	✓	✓	✓			✓ (zero coupon securities only)
Dreyfus AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 35% of net assets)	✓ (municipal securities only)
Dreyfus California AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus GNMA Fund			✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓	✓	✓	✓ (municipal securities only
Dreyfus Intermediate Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only
Dreyfus International Equity Fund	✓	✓	✓	✓		✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓	✓	✓ (up to 25% of net assets)	✓ (municipal securities only
Dreyfus New York Tax Exempt Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Select Managers Small Cap Growth Fund	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund	✓	✓	✓	✓
Dreyfus Small Cap Equity Fund	✓	✓	✓	✓		✓
Dreyfus U.S. Equity Fund	✓	✓	✓	✓	✓	✓	✓
Global Stock Fund	✓	✓	✓	✓	✓	✓	✓
International Stock Fund	✓	✓	✓	✓	✓	✓	✓

1 Includes common and preferred stock, convertible securities and warrants. Dreyfus Active MidCap Fund is limited to investing up to 2% of its net assets in warrants, and each of Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Select Managers Small Cap Value Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

2 Dreyfus GNMA Fund may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below. For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, see "Money Market Instruments" below.

3 For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, Municipal Bonds only.

For Dreyfus AMT-Free Municipal Bond Fund, although the fund has no current intention of doing so, the fund may invest in Municipal Bonds rated as low as C by Moody's or D by S&P or Fitch (the lowest rating assigned by such Rating Agencies).

For Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, it is currently each fund's intention that this portion of the fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch.

For Dreyfus Intermediate Municipal Bond Fund, it currently is the intention of the fund that this portion of the fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch.

For each of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only
Dreyfus California AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓
Dreyfus GNMA Fund	✓		✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓	✓ (municipal securities only)			✓
Dreyfus Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus International Equity Fund
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus New York Tax Exempt Bond Fund	✓	✓ (municipal securities only)
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt
Dreyfus U.S. Equity Fund	✓
Global Stock Fund	✓
International Stock Fund	✓

Fund	Municipal Securities[4]	Funding Agreements	REITs	Money Market Instruments[5]	Foreign Securities	Emerging Markets[6]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds[7]
Dreyfus Active MidCap Fund				✓	✓ (up to 25% of assets)		✓
Dreyfus AMT-Free Municipal Bond Fund	✓			✓
Dreyfus California AMT-Free Municipal Bond Fund	✓			✓
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus GNMA Fund				✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓			✓
Dreyfus Intermediate Municipal Bond Fund	✓			✓
Dreyfus International Equity Fund			✓	✓	✓	✓	✓	✓ (sovereign debt obligations only)
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund	✓			✓
Dreyfus New York Tax Exempt Bond Fund	✓			✓
Dreyfus Select Managers Small Cap Growth Fund			✓	✓	✓	✓	✓

Fund	Municipal Securities[4]	Funding Agreements	REITs	Money Market Instruments[5]	Foreign Securities	Emerging Markets[6]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds[7]
Dreyfus Select Managers Small Cap Value Fund			✓	✓	✓	✓	✓
Dreyfus Small Cap Equity Fund			✓	✓	✓ (up to 15% of total assets)	✓	✓
Dreyfus U.S. Equity Fund				✓	✓[7]	✓	✓
Global Stock Fund				✓	✓	✓	✓
International Stock Fund				✓	✓	✓	✓

4 Dreyfus New York Tax Exempt Bond Fund may invest up to 20% of the value of its net assets in certain private activity bonds (a type of revenue bond), the income from which is subject to the federal AMT.

5 For Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund, (1) includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper; (2) the fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments when the Adviser determines that adverse market conditions exist; and (3) the fund may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

 Dreyfus GNMA Fund may invest in certain money market instruments as part of its investment strategy.

For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch with respect to Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, and not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch with respect to Dreyfus AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, when the fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When Dreyfus California AMT-Free Municipal Bond Fund or Dreyfus New York Tax Exempt Bond Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Bonds, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and

New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

6 Dreyfus International Equity Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

For Global Stock Fund and International Stock Fund, the foreign securities in which each fund normally invests are equity securities of foreign companies located in developed markets; however, each fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries.

7 Dreyfus U.S. Equity Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those located in emerging market countries.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[8]	Options Transactions[9]
Dreyfus Active MidCap Fund		✓	✓			✓
Dreyfus AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus California AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus Conservative Allocation Fund	✓	✓	✓		✓	✓
Dreyfus GNMA Fund		✓			✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓		✓	✓
Dreyfus High Yield Municipal Bond Fund		✓			✓	✓
Dreyfus Intermediate Municipal Bond Fund		✓			✓	✓
Dreyfus International Equity Fund		✓	✓		✓	✓
Dreyfus Moderate Allocation Fund	✓	✓	✓		✓	✓
Dreyfus Municipal Bond Fund		✓			✓	✓
Dreyfus New York Tax Exempt Bond Fund		✓			✓	✓
Dreyfus Select Managers Small Cap Growth Fund		✓	✓		✓	✓
Dreyfus Select Managers Small Cap Value Fund		✓	✓		✓	✓
Dreyfus Small Cap Equity Fund		✓	✓		✓	✓
Dreyfus U.S. Equity Fund	✓	✓	✓		✓	✓
Global Stock Fund	✓	✓	✓		✓	✓
International Stock Fund	✓	✓	✓		✓	✓

8 Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus

Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund may enter into futures contracts in U.S. domestic markets only.

9 Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund each may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

For Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund, the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participatory Notes	Custodial Receipts
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus California AMT-Free Municipal Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus GNMA Fund	✓	✓	✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus High Yield Municipal Bond Fund	✓	✓	✓	✓ (structured notes only)		✓ (municipal securities only)
Dreyfus Intermediate Municipal Bond Fund	✓					✓ (municipal securities only)
Dreyfus International Equity Fund	✓	✓	✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus Municipal Bond Fund	✓		✓			✓ (municipal securities only)
Dreyfus New York Tax Exempt Bond Fund	✓					✓ (municipal securities only)
Dreyfus Select Managers Small Cap Growth Fund	✓
Dreyfus Select Managers Small Cap Value Fund	✓

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participatory Notes	Custodial Receipts
Dreyfus Small Cap Equity Fund	✓	✓	✓
Dreyfus U.S. Equity Fund	✓
Global Stock Fund	✓
International Stock Fund	✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[10]	Lending Portfolio Securities	Borrowing Money[11]
Dreyfus Active MidCap Fund	✓		✓	✓	✓
Dreyfus AMT-Free Municipal Bond Fund			✓	✓	✓
Dreyfus California AMT-Free Municipal Bond Fund				✓	✓
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓
Dreyfus GNMA Fund			✓	✓	✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓	✓	✓
Dreyfus Intermediate Municipal Bond Fund				✓	✓
Dreyfus International Equity Fund	✓		✓	✓	✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓
Dreyfus Municipal Bond Fund				✓	✓
Dreyfus New York Tax Exempt Bond Fund				✓	✓
Dreyfus Select Managers Small Cap Growth Fund	✓		✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund	✓		✓	✓	✓
Dreyfus Small Cap Equity Fund	✓		✓	✓	✓
Dreyfus U.S. Equity Fund	✓			✓	✓
Global Stock Fund	✓			✓	✓
International Stock Fund	✓			✓	✓

10  Dreyfus Active MidCap Fund and Dreyfus AMT-Free Municipal Bond Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 Dreyfus High Yield Municipal Bond Fund and Dreyfus Select Managers Small Cap Value Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 Dreyfus GNMA Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.

 Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

11  Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

 Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 Dreyfus GNMA Fund and Dreyfus Small Cap Equity Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Fund	Borrowing Money for Leverage[11]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus Active MidCap Fund			✓		✓
Dreyfus AMT-Free Municipal Bond Fund			✓		✓
Dreyfus California AMT-Free Municipal Bond Fund			✓		✓
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓
Dreyfus GNMA Fund	✓	✓	✓	✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓		✓
Dreyfus Intermediate Municipal Bond Fund			✓		✓
Dreyfus International Equity Fund			✓		✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓		✓
Dreyfus New York Tax Exempt Bond Fund			✓		✓
Dreyfus Select Managers Small Cap Growth Fund		✓	✓		✓
Dreyfus Select Managers Small Cap Value Fund		✓	✓		✓
Dreyfus Small Cap Equity Fund	✓	✓	✓		✓
Dreyfus U.S. Equity Fund		✓	✓		✓
Global Stock Fund		✓	✓		✓
International Stock Fund		✓	✓		✓

Money Market Funds

Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations[12]	Participation Interests	Floating and Variable Rate Obligations
Dreyfus BASIC Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus BASIC New Jersey Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus Connecticut Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus Massachusetts Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus New Jersey Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus New York AMT-Free Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus Pennsylvania Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓

12 For all funds, see the definition of Money Fund Taxable Investments following this chart.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities
Dreyfus BASIC Municipal Money Market Fund		✓		✓
Dreyfus BASIC New Jersey Municipal Money Market Fund		✓		✓
Dreyfus Connecticut Municipal Money Market Fund		✓		✓
Dreyfus Massachusetts Municipal Money Market Fund		✓		✓
Dreyfus Municipal Money Market Fund		✓		✓
Dreyfus New Jersey Municipal Money Market Fund		✓		✓
Dreyfus New York AMT-Free Municipal Money Market Fund		✓	✓	✓[13]
Dreyfus Pennsylvania Municipal Money Market Fund		✓		✓

13 Dreyfus New York AMT-Free Municipal Money Market Fund currently will not purchase Municipal Obligations, including certain industrial development bonds issued after August 7, 1986, to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT even though the interest will continue to be fully tax-exempt for federal income tax purposes.

Fund	Illiquid Securities	Borrowing Money[14]	Reverse Repurchase Agreement	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities
Dreyfus BASIC Municipal Money Market Fund	✓	✓		✓
Dreyfus BASIC New Jersey Municipal Money Market Fund	✓	✓		✓	✓	✓
Dreyfus Connecticut Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus Massachusetts Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus New Jersey Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus New York AMT-Free Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus Pennsylvania Municipal Money Market Fund	✓	✓		✓	✓

14 Dreyfus BASIC Municipal Money Market Fund may borrow, and Dreyfus BASIC New Jersey Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund each currently intends to borrow, money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

 Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund each currently intends to borrow money, only for temporary or emergency (not leveraging) purposes.

For each fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch with respect to Dreyfus Municipal Money Market Fund and rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch with respect to Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When Dreyfus BASIC New Jersey Municipal Money Market Fund or Dreyfus New Jersey Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New Jersey income tax. When Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund or Dreyfus Pennsylvania Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable Connecticut, Massachusetts, New York or Pennsylvania Municipal Obligations, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from Connecticut, Massachusetts, New York State and New York City or Pennsylvania income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. For each of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus GNMA Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund, the fund's policy with respect to the investment of at least 80% of its net assets (for Dreyfus GNMA Fund only, 65% of its net assets) is a Fundamental Policy (see "Policies Related to Fund Names" below). Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not (with respect to Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, each fund, as indicated, may not):

1. Borrowing

Dreyfus Active MidCap Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Moderate Allocation Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus Pennsylvania Municipal Money Market Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus International Equity Fund, Dreyfus Municipal Bond Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Small Cap Equity Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus Intermediate Municipal Bond Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on future contracts or indices shall not constitute borrowing.

Dreyfus BASIC Municipal Money Market Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments.

2. Commodities

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus High Yield Municipal Bond Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Invest in commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.

3. Issuer Diversification

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund. Hold more than 10% of the voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus Municipal Money Market Fund. Invest more than 5% of its assets in the obligations of any single issuer, except up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitations.

Dreyfus Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

Dreyfus Active MidCap Fund. Purchase the securities of any issuer (other than a bank) if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, or invest more than 15% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

Dreyfus Active MidCap Fund. Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the fund's assets.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Allocation Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets and does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies.

4. Industry Concentration

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Dreyfus International Equity Fund, Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Small Cap Equity Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus Municipal Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Intermediate Municipal Bond Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defense purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Municipal Money Market Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus New Jersey Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal

Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus California AMT-Free Municipal Bond Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus High Yield Municipal Bond Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Municipal Bonds (other than Municipal Bonds backed only by assets and revenues of non-governmental issuers) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus GNMA Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, securities and instruments backed directly or indirectly by real estate and real estate mortgages and securities of companies engaged in the real estate business are not considered an industry.

Dreyfus Active MidCap Fund. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when the fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bankers' acceptances of domestic issuers, time deposits and certificates of deposit.

5. Loans

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus BASIC Municipal Money Market Fund. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the prospectus for the fund.

Dreyfus Active MidCap Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus GNMA Fund. Make loans to others, except through the purchase of debt obligations referred to in the prospectus or the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Active MidCap Fund. Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

Dreyfus GNMA Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

7. Real Estate; Oil and Gas

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Purchase or sell real estate, REIT securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Obligations secured by real estate or interests therein.

Dreyfus BASIC New Jersey Municipal Money Market Fund. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus New York AMT-Free Municipal Money Market Fund. Purchase or sell real estate, REIT securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein.

Dreyfus GNMA Fund. Purchase or sell real estate, REIT securities, commodities, or oil and gas interests, provided that the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or acquire real estate as a result of ownership of such securities or instruments, and provided further that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Dreyfus Active MidCap Fund. Purchase, hold or deal in commodities or commodity contracts or in real estate, but this shall not prohibit the fund from investing in securities of companies engaged in real estate activities or investments.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.

Dreyfus Active MidCap Fund. Invest in interests in oil, gas or mineral exploration or development programs.

8. Senior Securities

Dreyfus Select Managers Small Cap Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 and 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1, 7 and Nonfundamental Policies Nos. 3 and 8 may be deemed to give rise to a senior security.

Dreyfus GNMA Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1, 6, 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.

9. Short Sales

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Sell securities short or purchase securities on margin.

10. Underwriting

Dreyfus Active MidCap Fund. Act as an underwriter of securities of other issuers.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

Dreyfus BASIC New Jersey Municipal Money Market Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus New York AMT-Free Municipal Money Market Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

Dreyfus High Yield Municipal Bond Fund. Act as an underwriter of securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus GNMA Fund. Underwrite the securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

11. Investing for Control

Dreyfus Active MidCap Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Invest in companies for the purpose of exercising control.

12. Investment in Other than Municipal Obligations

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined herein and in the fund's prospectus.

Dreyfus New York AMT-Free Municipal Money Market Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms herein and in the fund's prospectus.

13. Securities of Other Investment Companies

Dreyfus Municipal Money Market Fund. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Obligations.

Dreyfus BASIC Municipal Money Market Fund. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

Dreyfus New York AMT-Free Municipal Money-Market Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

14. Pledging Assets

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

In addition to the Fundamental Policies described above, the following Fundamental Policies also apply to the Dreyfus Active MidCap Fund:

• Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

• Purchase or retain the securities of any issuer if the officers or board members for the fund or of the Manager who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

• Engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except that the fund (a) may purchase put and call options to the extent that the premiums paid by it on all outstanding options at any one time do not exceed 5% of its total assets and may enter into closing sale transactions with respect to such options and (b) may write and sell covered call option contracts on securities owned by the fund not exceeding 20% of the value of its net assets at the time such option contracts are written. The fund also may purchase call options without regard to the 5% limitation set forth above to enter into closing purchase transactions. In connection with the writing of covered call options, the fund may pledge assets to an extent not greater than 20% of the value of its total assets at the time such options are written.

• Purchase warrants in excess of 2% of net assets. For purposes of this Fundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Invest in companies for the purpose of exercising control.

Dreyfus High Yield Municipal Bond Fund. Invest in the securities of a company for the purpose of exercising management or control.

2. Margin

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus Select Managers Small Cap Growth Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

3. Pledging Assets

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus New York AMT-Free Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Dreyfus New York Tax Exempt Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus California AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus GNMA Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Dreyfus Active MidCap Fund. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options and forward contracts, including those relating to indices, and options on indices.

4. Purchase Securities of Other Investment Companies

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus GNMA Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Bond Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

5. Illiquid Investments

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus GNMA Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the fund's prospectus, and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.

Dreyfus Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

Dreyfus BASIC Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of its net assets would be so invested.

Dreyfus BASIC New Jersey Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature as described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 10% of its net assets would be so invested.

Dreyfus AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Invest more than 15% of its net assets in securities which are illiquid.

6. Short Sales

Dreyfus Municipal Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

7. Investment in Other than Municipal Bonds or Obligations

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

Dreyfus BASIC New Jersey Municipal Money Market Fund. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

8. Puts/Calls

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and SAI.

9. Other

Dreyfus GNMA Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

With respect to Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund, for purposes of industry concentration determinations, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

With respect to the Dreyfus Active MidCap Fund, while not a Fundamental Policy, the fund will not invest in oil, gas, and other mineral leases, or real estate limited partnerships.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Dreyfus International Equity Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Each of the following funds, under normal circumstances, invests at least 80% of its net assets, plus any borrowings for investment purposes, in the instruments (or other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above)

Fund	Investment
Dreyfus Active MidCap Fund	Stocks of midsize companies
Dreyfus AMT-Free Municipal Bond Fund Dreyfus High Yield Municipal Bond Fund Dreyfus Intermediate Municipal Bond Fund Dreyfus Municipal Bond Fund	Municipal Bonds
Dreyfus BASIC Municipal Money Market Fund	Municipal Obligations
Dreyfus Municipal Money Market Fund
Dreyfus BASIC New Jersey Municipal Money Market Fund	New Jersey Municipal Obligations
Dreyfus California AMT-Free Municipal Bond Fund	California Municipal Bonds
Dreyfus Connecticut Municipal Money Market Fund	Connecticut Municipal Obligations
Dreyfus GNMA Fund	Ginnie Mae certificates which are guaranteed as to the timely payment of interest and principal by the GNMA*

Fund	Investment
Dreyfus International Equity Fund	Equity securities of companies located in foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE®) Index and Canada.
Dreyfus Massachusetts Municipal Money Market Fund	Massachusetts Municipal Obligations
Dreyfus New Jersey Municipal Money Market Fund	New Jersey Municipal Obligations
Dreyfus New York AMT-Free Municipal Money Market Fund	New York Municipal Obligations
Dreyfus New York Tax Exempt Bond Fund	New York Municipal Bonds
Dreyfus Pennsylvania Municipal Money Market Fund	Pennsylvania Municipal Obligations
Dreyfus Select Managers Small Cap Growth Fund Dreyfus Select Managers Small Cap Value Fund	Stocks of small cap companies
Dreyfus Small Cap Equity Fund	Equity securities of small-cap U.S. companies
Dreyfus U.S. Equity Fund	Equity securities of companies that are located in the U.S.
Global Stock Fund International Stock Fund	Stocks

*As a Fundamental Policy, the fund will invest at least 65% of its net assets (except when maintaining a temporary defensive position) in such securities.

DIVIDENDS AND DISTRIBUTIONS

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund

Each fund ordinarily declares dividends from its net investment income on each day the NYSE is open for regular business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Bond Funds, Inc.	Maryland	July 12, 1976
Dreyfus Municipal Bond Fund			Diversified
Dreyfus Connecticut Municipal Money Market Fund, Inc.	Maryland	May 16, 1990	Non-diversified
Dreyfus Intermediate Municipal Bond Fund, Inc.	Maryland	April 21, 1983	Diversified

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Massachusetts Municipal Money Market Fund	Massachusetts	September 12, 1990	Non-diversified
Dreyfus Municipal Funds, Inc.	Maryland	August 8, 1991
Dreyfus AMT-Free Municipal Bond Fund			Non-diversified
Dreyfus BASIC Municipal Money Market Fund			Non-diversified
Dreyfus BASIC New Jersey Municipal Money Market Fund			Non-diversified
Dreyfus High Yield Municipal Bond Fund			Non-diversified
Dreyfus Municipal Money Market Fund, Inc.	Maryland	July 30, 1979	Diversified
Dreyfus New Jersey Municipal Money Market Fund, Inc.	Maryland	April 4, 1988	Non-diversified
Dreyfus New York AMT-Free Municipal Money Market Fund	Massachusetts	February 16, 1987	Non-diversified
Dreyfus New York Tax Exempt Bond Fund, Inc.	Maryland	April 26, 1983	Non-diversified
Dreyfus Pennsylvania Municipal Money Market Fund	Massachusetts	May 16, 1990	Non-diversified
Dreyfus Premier California AMT-Free Municipal Bond, Inc.	Maryland	May 3, 1983
Dreyfus California AMT-Free Municipal Bond Fund			Non-diversified
Dreyfus Premier GNMA Fund, Inc.	Maryland	January 24, 1985
Dreyfus GNMA Fund			Diversified
Dreyfus Stock Funds	Massachusetts	July 24, 1995
Dreyfus International Equity Fund			Diversified
Dreyfus Small Cap Equity Fund			Diversified
Strategic Funds, Inc.	Maryland	December 9, 1983
Dreyfus Active MidCap Fund			Diversified
Dreyfus Conservative Allocation Fund			Diversified
Dreyfus Growth Allocation Fund			Diversified
Dreyfus Moderate Allocation Fund			Diversified
Dreyfus Select Managers Small Cap Growth Fund			Non-diversified
Dreyfus Select Managers Small Cap Value Fund			Non-diversified
Dreyfus U.S. Equity Fund			Diversified
Global Stock Fund			Diversified
International Stock Fund			Diversified

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business of other activities were conducted.

ADMINISTRATION ARRANGEMENTS; EXPENSE LIMITATIONS

Administration Arrangements

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Pursuant to an Administration Agreement with the funds, Dreyfus supplies office facilities, data processing, clerical, accounting, bookkeeping, internal audit, legal services, internal executive and administrative services, and stationary and office supplies; prepares reports to each fund's shareholders, tax returns, reports to and filings with the SEC and state Blue Sky authorities; and calculates the net asset value of each fund's shares. For these services Dreyfus receives fees at an annual rate of 0.10% of each fund's average daily net assets

Expense Limitations

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Active MidCap Fund and Dreyfus California AMT-Free Municipal Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of Class A shares of Dreyfus Active MidCap Fund or Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets attributable to such share class for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus GNMA Fund and Dreyfus Municipal Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund (Class Z shares only, for Dreyfus GNMA Fund), exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets for the fiscal year (Class Z shares only, for Dreyfus GNMA Fund), the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Intermediate Municipal Bond Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of a fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of such fund's average net assets for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, the excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

California

The following information is a summary of special factors affecting investments in California municipal bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Economy. California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State, however, experienced a severe economic recession which began at the end of 2007, from which it is still slowly recovering. Economic indicators show that California's economy was hit harder by the recession than the economies of most other states. Still, signs indicate that economic growth in California began improving during the second half of 2009 and, like the nation, the economic recovery continued in 2011 but appeared to slow at mid-year. For example, personal income increased for the sixth consecutive quarter in the first quarter of 2011. After falling for six consecutive quarters, taxable sales turned around in the second half of 2009 and continued to improve through the first quarter of 2011. The State's unemployment rate reached a high of 12.5% in late 2010. The rate improved thereafter, falling to 11.7% in May 2011, but rose to 12% in July 2011. For comparison, the U.S. unemployment rate at that time was 9.1%.

During the recent recession, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit, which was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize. Most recently, however, the State's economy has grown slowly, and the 2011 Budget Act projects continuing growth in the State's major revenue sources from the recession's low point.

The State's housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10% year-over-year to approximately $300,000. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011. Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The worst of the housing slump, though, was likely reached in 2009. Home building permitting bottomed out early in 2009 and was up 22% year-over-year for 2010, but remained at a very low level—only about 40% of the pre-recession levels. During the first five months of 2011, construction activity made modest gains with new home permitting rising almost 5% from the same months of 2010, and nonresidential construction value up 12%.

Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression. gradually recovering. National economic output grew as did personal income in both the State and the nation, and job growth resumed. However, because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges. There can be no assurances that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

Population. The 2010 Census counted 37.3 million residents which represented 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2010, the five-county Los Angeles area accounted for 48% of the State's population, with over 18.7 million residents, and the nine-county San Francisco Bay Area represented nearly 20%, with a population of nearly 7.5 million.

Recent Developments

On August 2, 2011, the President signed the Budget Control Act of 2011 ("BCA"), which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. The discretionary spending cuts from the first phase of the BCA total $25 billion in federal fiscal year 2012, $47 billion in federal fiscal year 2013 and $59 billion in federal fiscal year 2014. Together with reductions in mandatory spending and related debt service reductions, the BCA included total reductions of $917 billion over the ten-year period from 2012-2021. To achieve the remainder of the expenditure reductions, the BCA created a Joint Select Committee on Deficit Reduction that must develop a plan to achieve $1.2 to $1.5 trillion in additional expenditure reductions over this ten-year period. As the specifics of the federal reductions have yet to be identified, a detailed assessment of the effect on the State cannot be fully made.

For July 2011, the State Department of Finance ("DOF") reported that preliminary State General Fund agency cash was $541 million below the 2011 Budget Act forecast of $5.867 billion. This deficit includes $112 million in lower-than-projected corporation taxes and $166 million in lower-than-projected other revenues. The 2011 Budget Act cash flow forecast included a $229 million unallocated revenue increase assumed as part of the overall $4 billion revenue increase. However, the revenue forecast did not allocate this increased amount to individual categories of taxes (i.e., personal income, corporation, sale and use, etc.). For cash flow projection purposes, the $4 billion increase was spread out each month over the fiscal year in a manner roughly reflecting the projected personal income tax collections in each month. However, the DOF expects that the bulk of the additional revenue will be received in the months of December 2011 through June 2012. The budget reduction trigger determination, discussed herein, to be made in December 2011 will be based on new revenue forecasts for Fiscal Year 2011-12 that will be produced later this year. Individual monthly cash receipts early in the fiscal year may not be indicative of the outcome of subsequent revenue forecasts for the full fiscal year.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including RANs and revenue anticipation warrants ("RAWs"). State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of August 1, 2011, the State had outstanding over $79.1 billion aggregate principal amount of long-term general obligation bonds, of which over $71.1 billion was payable primarily from the State General Fund and over $8.0 billion was payable from other revenue sources. As of August 1, 2011, there were unused voter authorizations for the future issuance of approximately $38.4 billion of long-term general obligation bonds. Of this unissued amount, over $1.30 billion is for bonds payable from other revenue sources.

A ballot measure will be submitted to the voters at the Statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2011, the State had outstanding over $4.84 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 6.1% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.57 billion in aggregate principal amount at any time. As of August 1, 2011, $1.29 billion aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-revenue financings are supported by special funds rather than the State General Fund. The State had approximately $9.4 billion State General Fund-supported lease-revenue obligations outstanding as of August 1, 2011. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $12.1 billion authorized and unissued as of August 1, 2011.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of June 30, 2011.

Future Issuance Plans. Since 2006, approximately $53.6 billion of new general obligation bonds, $12.1 billion of lease revenue bonds and $1.895 billion of Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of State General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $82.46 billion as of August 1, 2011, while still leaving current authorized and unissued bonds of about $49 billion. In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Although bond issuance in the past two years has been at record levels, the size of future new money general obligation bond sales is expected to decrease as departments work to better utilize existing bond cash balances. The State did not issue any general obligation or lease-revenue bonds in spring of 2011. Based on current projections, approximately $2.3 billion of lease-revenue bonds will be issued in Fiscal Year 2011-12 and $3.2 billion of lease-revenue bonds will be issued in Fiscal Year 2012-13. Although the 2011 Budget Act assumes $1.15 billion of general obligation bonds will be issued in fall of 2011, the actual amount of new issuance will depend on further analysis of departmental spending needs.

With the weakness in State General Fund revenues resulting from the economic downturn and the continued issuance of authorized but unissued new bond sales, the ratio of debt service on general obligation, lease-revenue, and Proposition 1A bonds supported by the State General Fund, to annual State General Fund revenues and transfers can be expected to increase in future years. Based on the revenue estimates used for the 2011 Budget Act, in Fiscal Year 2011-12, the State General Fund debt ratio is estimated to equal approximately 7.7%. The State General Fund debt ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the state's current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce State General Fund costs. For Fiscal Year 2011-12, the total offset for general obligation bond debt service is estimated to equal approximately $1.1 billion.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act in February 2009 ("ARRA"), which allowed municipal issuers such as the state to issue "Build America Bonds" ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.54 billion of general obligation bonds and $551 million of lease revenue bonds. The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. The aggregate amount of the subsidy payments to be received from Fiscal Year 2011-12 through the maturity of these bonds (mostly 20 to 30 years) is approximately $9.0 billion for the general obligation BABs and $309 million for the lease revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of August 1, 2011 the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004. Proposition 57 authorized the issuance of up to $15 billion of ERBs to finance the negative State General Fund reserve balance as of June 30, 2004 and other State General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the 1/4¢ special sales tax revenues collected from the 1/4¢ tax dedicated to repayment of the ERBs decreased to a level that did not provide adequate coverage above the required debt service amounts. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA"). As of August 2011, funds from these sources have been used for early retirement of approximately $4.12 billion of bonds during Fiscal Years 2005-06 through 2011-12, including $472 million which was transferred from the BSA in Fiscal Year 2006-07 and $1.023 billion transferred from the BSA in Fiscal Year 2007-08. As of August 1, 2011 a total of $7.42 billion of ERBs has been retired, leaving a principal balance of $6.79 billion.

The Governor suspended each of the Fiscal Years 2008-09, 2009-10, 2010-11 and 2011-12 BSA transfers due to the condition of the State General Fund. Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on the June 2012 statewide primary election ballot that, if approved, would strengthen the "rainy day" fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA related ERB redemptions.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. Settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the State General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the State General Fund. The back-up State guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the "2005 Bonds"). The back-up State guarantee now applies to the $3.14 billion of 2005 Bonds.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs"). This potential reduction is called an "NPM adjustment." The State disputes the PMs' right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has incurred some level of withholding (ranging from approximately $32.8 million to $62.0 million) based on the PMs' assertion of their right to receive an NPM adjustment. For the first time since the bonds were issued, the reserve funds of each bond are anticipated to be used to make the required debt service interest payment due in December 2011. The draw on the 2005 supplemental reserve funds is anticipated to be $5.3 million, leaving approximately $241 million in the reserve fund for the 2005 Bonds. Further revenues in excess of debt service payments, if any, will be used to replenish the reserve funds of the 2005 Bonds. The State General Fund is not obligated to replenish the reserve funds. In addition, the State Attorney General is pursuing, in a multi-state arbitration, a determination compelling the PMs to pay the full amounts scheduled.

Cash Flow Borrowings and Management. The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year. The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. The State has issued RANs in all but one fiscal year since the mid-1980s to partially fund these timing differences. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified State General Fund reimbursements.

The State started Fiscal Year 2010-11 with State General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the State from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services. This allowed the State to conserve its cash resources, and, unlike Fiscal Year 2009-10, no RAWs had to be issued. Once the 2010 Budget Act was enacted, however, the State had to meet all its obligations that had remained unpaid in the absence of valid appropriations during the three months that the State had no approved budget, which totaled approximately $6.7 billion payable from the State General Fund. The requirement that the State make up these payments created cash challenges for October and November 2010. The State responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allows for short term deferrals of approximately $4.5 billion to help manage the cash flow during that period and (2) by issuing $6.7 billion of RANs on October 28, 2010 in a private placement with multiple financial institutions. The State issued $ 10 billion of RANs to public investors on or about November 23, 2010 which will allow repayment of the RANs from unapplied resources. The State's fiscal officers closely monitored developments throughout the fiscal year and were able to successfully manage the State's cash flow.

As a result of expenditure reductions enacted in March 2011 and improved revenue results, the State entered Fiscal Year 2011-12 in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the State to carry out its normal cash flow borrowing early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in the U.S. Congress disrupted the market for the 2011 RANs. These interim RANs, which are scheduled to mature on November 22, 2011, will be paid from unapplied moneys in the State General Fund. Issuance of the 2011 RANs will provide additional cash resources to the State General Fund which are expected to allow early repayment of the interim RANs.

In addition to the 2011 RANs, intra-year cash payment deferrals for Fiscal Year 2010-11 will be used, providing up to $5.7 billion of cash flow relief in certain months. The State will also benefit from $1.7 billion of additional internal borrowable resources from the State Agency Investment Fund. The State's fiscal officers will continue to monitor the daily receipts and disbursements in Fiscal Year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

State Funds and Expenditures

The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund. The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and trust funds. The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account. Proposition 58, approved in March 2004, created the BSA. Beginning with Fiscal Year 2006-07, a specified portion of estimated annual State General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated State General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

The 2007, 2008 and 2009 Budget Acts authorized the State to transfer funds from the BSA back into the State General Fund. On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the State General Fund. On May 31, 2011, the Governor issued an Executive Order to suspend the September 30, 2011 transfer from the State General Fund to the BSA estimated at $2.7 billion based on the 2011 Budget Act. This transfer suspension was necessary to alleviate the need for additional program cuts. The previous Governor had also suspended the State General Fund transfer to the BSA for Fiscal Years 2010-11 (approximately $2.8 billion), 2009-10 (approximately $2.8 billion), and 2008-09 (approximately $3.0 billion).There are currently no moneys in the BSA.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund. If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the State General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund, interest must be paid on such excess. This provision does not apply to temporary borrowings from the BSA or other accounts within the State General Fund. Enactment of Proposition 22 (discussed herein) prohibits future inter-fund borrowing from certain transportation funds. As of June 30, 2011, there was estimated to be approximately $8.165 billion of loans from the SFEU and other internal sources to the State General Fund.

State Expenditures

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers. The DOF projects the Appropriations subject to limitation to be approximately $16.175 billion and $16.996 billion under the Appropriations Limit in Fiscal Years 2010-11 and 2011-12, respectively.

Pension Trusts. The principal retirement systems in which the State participates are California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS").

CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. In addition to PERF, CalPERS also administers various other defined benefit plans. As of June 30, 2010, PERF had 1,629,667 active and inactive program members and 513,623 benefit recipients. The projected payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $16.3 billion. The State's contribution to CalPERS, through the PERF, has increased from $2.403 billion in Fiscal Year 2005-06 to $3.230 billion in Fiscal Year 2010-11, with an estimated $3.600 billion for Fiscal Year 2011-12. In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation, and adopted once again the use of a 7.75% discount rate (investment return) assumption.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2010, the Defined Benefit Program had approximately 1,600 contributing employers, approximately 608,520 active and inactive program members and 243,796 benefit recipients. State contribution to CalSTRS, through STRP, has increased from $500 million in Fiscal Year 2005-06 to $568 million in Fiscal Year 2010-11, with an estimated $653 million for Fiscal Year 2011-12.

CalPERS and CalSTRS have sustained substantial investment losses in recent years and face large unfunded future liabilities. The most recent actuarial valuation of CalPERS, based on data through June 30, 2010, showed an accrued unfunded liability allocable to State employees of $24.1 billion on an actuarial value of assets basis, and $45.2 billion on a market value of assets basis. CalSTRS reported the unfunded accrued liability of its Defined Benefit Program at June 30, 2010 at $56.02 billion on an actuarial value of assets basis, and $79.19 billion on a market value of assets basis. The State also has an unfunded liability relating to retirees' post-employment healthcare benefits which was estimated at $59.9 billion at June 30, 2010, and which continues to increase.

According to CalSTRS, the biggest source of funding of the Defined Benefit Program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added (7.75%, down from 8.0% assumed in previous years), and as described below, a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on the Defined Benefit Program assets (7.75% per year (net of investment and administrative expenses)) and the assumed interest to be paid on refunds of member accounts (6.0% per year) are based in part on an inflation assumption of 3.0% (down from 3.25% assumed in previous years). CalSTRS notes that the reduction in its 2010 investment and inflation assumptions caused the actuarial obligation to increase by $4.38 billion.

In 2010, CalSTRS concluded that its unfunded actuarial obligation will not be amortized over any future period and that the Defined Benefit Program is projected to have its assets depleted in about 30 years. This was primarily due to lower investment returns since 2000, so that future revenue from contributions and appropriations would not be expected to be sufficient, based upon current assets, current revenues and all future experience emerging as assumed. CalSTRS also determined that a supplemental contribution of 0.524% of creditable compensation will be required to be paid by the State beginning in Fiscal Year 2011-12 (commencing with the first quarterly payment due October 1, 2011) because as of June 30, 2010 there was an unfunded actuarial obligation. The 2011 Budget Act included an appropriation related to this statutorily required supplemental contribution.

Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal non-citizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. federal authorization for the TANF program was scheduled to extend until at least September 3, 2011.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload projections are 587,000 and 590,000 cases in Fiscal Years 2010-11 and 2011-12, respectively. Since CalWORKs' inception in January 1998, however, caseload is projected to have declined by approximately 36%.

As in prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the federal fiscal year 1994 historic expenditures rather than the 75% MOE level California has been required to meet. The 2010 Budget Act reflected an increase of MOE spending by $180 million in Fiscal Year 2010-11, to $2.9 billion, to reflect this penalty. In March 2010, the federal government notified California that it did not meet the 2008 work participation rate requirements and assessed a penalty of $47.7 million. Currently, the State is seeking relief from such penalty based on current economic conditions and/or a corrective action plan. To the extent full or partial relief is not obtained, any penalty would not be assessed in Fiscal Year 2011-12 because the State will seek a corrective action plan. In April 2011, the federal government notified California that it did not meet the 2009 work participation rate requirements and assessed a penalty of $113.6 million. The State is currently disputing that penalty calculation. If the dispute is unsuccessful, the State will seek relief based on the economic climate. If that strategy does not fully waive the penalty, the State could enter into a corrective compliance plan. Because of the lengthy process involved, the federal fiscal year 2009 penalty would not be assessed in Fiscal Year 2011-12.

Nationwide, the ARRA appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund ("ECF") for federal fiscal years 2009 and 2010. A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment. Through the ECF, a state can be reimbursed for 80% of expenditures in a fiscal year that exceed the level of state expenditures in each of these areas. For the two-year period ending September 30, 2010, total State General Fund savings resulting from the ECF are estimated to be over $745 million. The 2011 Budget Act includes a total of $940 million in State General Fund savings.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if the State chooses to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. Approximately 4.3 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. Average monthly caseload in Medi-Cal was 7.52 million in Fiscal Year 2010-11. Caseload is expected to increase in Fiscal Year 2011-12 by approximately 161,474 (2.15%) to 7.68 million people.

Medi-Cal expenditures are estimated to be $54.6 billion ($12.4 billion State General Fund) in Fiscal Year 2010-11 and $45.5 billion ($14.7 billion State General Fund) in Fiscal Year 2011-12. The net increase of $2.3 billion of Medi-Cal expenditures in Fiscal Year 2010-11 is due primarily to base cost increases of about $4.6 billion and savings of $2.3 billion resulting from various program reductions.

Unemployment Insurance. The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker. Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. In May 2011, the State reported that the UI Fund had a deficit of $6.2 billion at the end of 2009 and $9.8 billion at the end of 2010, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have deficits of $11.1 billion at the end of 2011 and $12.7 billion at the end of 2012.

Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. If the loan is repaid within the federal fiscal year in which it is taken, the State does not have to pay interest on the loan. If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds. However, the ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment by the State would need to occur by September 30, 2011. Although Congress extended long-term unemployment benefits, efforts to extend the interest waiver beyond December 31, 2010 were unsuccessful. The 2011 Budget Act does not include funding to repay the loan prior to September 2011. Therefore the State General Fund will be required to make an interest only payment of approximately $319.5 million for the period from January 1 through September 30, 2011. The 2011 Budget Act authorizes a $319.5 million loan from the Unemployment Compensation Disability Fund to the State General Fund to pay for the UI interest expense. This loan will be repaid by the State General Fund over the next four fiscal years resulting in a cost of approximately $79.9 million annually beginning in Fiscal Year 2012-13.

Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the State General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Constitutional Amendment #4 ("Amendment No. 4"), approved by voters in 2004 as Proposition 1A, dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010 Budget Act.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA"). The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013. The 2011 Budget Act includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the State General Fund. Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2.8 billion in State resources in Fiscal Year 2010-11 and $2.5 billion in Fiscal Year 2011-12, and $499 million in resources from the counties in each fiscal year. The 2011 Budget Act reflects $367.4 million in State General Fund reductions, a $310.3 million transfer to the State General Fund from the Immediate and Critical Needs Account reflecting expenditure reductions related to a delay in court construction projects, and the reduction of $24.9 million in Fiscal Year 2010-11 for retirement and health care benefits for court employees. The 2011 Budget Act also includes the realignment of $496 million in court security funding to counties as part of the Governor's proposal to realign court security. These costs will be supported by sales tax revenues provided for county sheriffs. The Fiscal Year 2010-11 budget for the trial courts includes $350 million in redevelopment agency tax increment funds to offset State General Fund costs and the Fiscal Year 2011-12 budget includes an offset of $41 million from excess property taxes from county offices of education. In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds. Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues. Any amount not funded by local property taxes is funded by the State General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the State General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 38.6% to account for a subsequent redirection of local property taxes that directly affected the share of State General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2010-11 or 2011-12.

The 2010 Budget Act suspended the Proposition 98 Guarantee by $4.1 billion in Fiscal Year 2010-11. The suspension reduced the Proposition 98 Guarantee from the estimated minimum funding level of $53.8 billion down to a funded level of $49.4 billion, reflecting an additional veto reduction of $256 million. The State General Fund share was $36.2 billion. Per the Proposition 98 constitutional formula, the $4.1 billion owed was added to the outstanding maintenance factor balance and will be repaid over multiple years. The 2010 Budget Act also included $300 million in settle-up payments that do not count towards the Fiscal Year 2010-11 Guarantee but reduce the settle-up owed at the end of Fiscal Year 2009-10 by a like amount. In total, the Fiscal Year 2010-11 funding was $49.4 billion, down slightly from $49.5 billion in Fiscal Year 2009-10, excluding settle-up payments. The 2011 Budget Act fully funds the Fiscal Year 2011-12 Proposition 98 Guarantee at $48.7 billion, of which $32.9 billion is from the State General Fund.

In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the State General Fund. This suspended amount is added to the existing maintenance factor. This funding, along with approximately $1.1 billion in Fiscal Year 2005-06 was the subject of a lawsuit, which has recently been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full. Due to the State's severe revenue decline, the Amended 2009 Budget Act suspended this payment for Fiscal Year 2009-10. The 2010 Budget Act restarts the annual settlement payments by providing $30 million for Fiscal Year 2009-10 and $420 million for Fiscal Year 2010-11, a total of $450 million.

Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations. The current estimate of the remaining obligation is $1.5 billion. The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million. The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation. Legislation related to the 2008 Budget Act suspends the Fiscal Year 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act is $1.1 billion. The February 2009 budget package used the $1.1 billion to pay for school district revenue limit costs in Fiscal Year 2008-09. The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for Fiscal Year 2006-07 are $212 million below the amounts required by the Proposition 98 minimum guarantee. This amount should be appropriated by the Legislature beginning in Fiscal Year 2014-15. The final amount of settle-up owed for Fiscal Years 2009- 10 and 2010-11 is unknown until the Proposition 98 guarantee factors for that year are certified, usually a few years after the close of the fiscal year.

Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. These, and other recent Constitutional amendments, including two initiative measures approved in November 2010 that affect the budget process, are described below.

Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the State General Fund. The BSA will be funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004). Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years. The 2010 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $900 million. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs.

Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006). On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the State General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. The Budget Acts for Fiscal Years 2006-07, 2007-08, 2008-09, 2009-10 and 2010-11 all fully funded the Proposition 42 transfer and partially repaid two earlier suspensions (in Fiscal Years 2003-04 and 2004-05). However, the 2011 Budget Act still includes $83 million to repay a portion of past suspensions.

Local Government Funds (Proposition 22 of 2010). Proposition 22 supersedes some parts of Proposition 1A, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 also supersedes Proposition IA in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Passage of this measure eliminates an estimated $850 million in State General Fund relief in Fiscal Year 2010-11, an amount which would have grown to over $1 billion by Fiscal Year 2013-14. The inability of the State to borrow or redirect property tax or redevelopment funds will reduce the State's flexibility in reaching budget solutions in the future. The State has used these actions for several billion dollars of solutions in some recent years.

Increases in Taxes or Fees (Proposition 26 of 2010). This ballot measure revises provisions in the State's Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote. Passage of this measure is expected to have the same impact on transportation related taxes as Proposition 22.

Proposed Strengthening of Reserve Funds. California's chronic budget crises have been driven by growing State spending commitments funded by temporary spikes in revenues. When revenues return to their normal trend – or drop precipitously, as had been the case in the recent recession – the higher spending base cannot be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required. To help avoid these types of budget cycles in the future, a constitutional amendment will be placed before voters at the June 2012 presidential primary election. If approved by the voters, this measure would place a limit on State spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations) to be spent only on designated purposes such as deposits to the budget reserve fund, repayment of existing debts or capital investment in infrastructure. The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10% of State General Fund revenues, and would tighten the rules by which moneys can be transferred from the budget reserve fund.

Sources of Tax Revenue

The severe economic downturn resulted in State General Fund revenues in Fiscal Year 2009-10 falling by approximately 16% from their peak in Fiscal Year 2007-08. The State is currently emerging from the recession, and although the level of unemployment is still very high, economic growth is rebounding. As a result, estimated State General Fund revenues in Fiscal Year 2010-11 ($94.2 billion) were expected to rebound by approximately 8.4% above the depressed Fiscal Year 2009-10 levels. Future revenues will be affected by the expiration after Fiscal Year 2010-11 of temporary tax increases enacted in Fiscal Year 2009-10, which represented about $7 billion in receipts, as well as the expiration of certain one-time revenues which were obtained in Fiscal Years 2009-10 and 2010-11.

The 2009 Budget Act included several major changes in State General Fund revenues, include certain tax law changes intended to increase tax compliance and accelerate some revenues. As part of the 2009 Budget Act, the following tax and fee increases were adopted: (i) the State General Fund sales and use tax rate was temporarily increased by 1 cent, from 5% to 6%. This tax increase was in effect through June 30, 2011 and was expected to generate additional sales tax revenues of $4.299 billion in Fiscal Year 2009-10 and $4.223 billion in Fiscal Year 2010-11; (ii) VLF rates were temporarily increased from 0.65% to 1.15% with 0.35% going to the State General Fund. This increase remained in effect through June 30, 2011 and was expected to generate additional revenues of approximately $1.386 billion in Fiscal Year 2009-10 and $1.472 billion in Fiscal Year 2010-11; (iii) a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010, which was expected to generate approximately $2.707 billion of additional State General Fund revenues in Fiscal Year 2009-10 and $1.073 billion in Fiscal Year 2010-11; and (iv) a temporary reduction in the income tax exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values), which was expected to generate approximately $1.429 billion of additional State General Fund revenues in Fiscal Year 2009-10 and $700 million in Fiscal Year 2010-11.

Enactment of Proposition 26 on November 2, 2010 will make it more difficult in the future for the State to raise fees and change taxes.

Personal Income Tax. The California personal income tax, which accounted for 51.5% of State General Fund tax revenues in Fiscal Year 2009-10, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 36.9% of the total personal income tax in the 2009 tax year. A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate (9.55% for tax years 2009 and 2010), became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs. The 2011 Budget Act projects that personal income taxes will account for 52.8% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 57.0% in Fiscal Year 2011-12.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8% of State General Fund revenues and transfers in Fiscal Year 2009-10. The 2011 Budget Act projects that capital gains will account for 4.4% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 6.8% in Fiscal Year 2011-12.

Sales and Use Tax. The sales and use tax, which accounted for 30.7% of State General Fund tax revenues in Fiscal Year 2009-10, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. The 2011 Budget Act projects that sales and use taxes will account for 28.6% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 21.5% in Fiscal Year 2011-12.

As of July 1, 2011, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 3 15/16% is imposed as a State General Fund tax; 1 1/16% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

Existing law provides that 0.25% of the basic State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the State General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2011.

Corporation Tax. Corporation tax revenues, which accounted for 10.5% of State General Fund tax revenues in Fiscal Year 2009-10, are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation). The 2011 Budget Act projects that corporation tax revenues will account for 10.5% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 10.2% in Fiscal Year 2011-12.

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which are to become effective in 2011 or later.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $405 million spread over several years; the impact was $15 million in Fiscal Year 2008-09, $0 million in Fiscal Year 2009-10, $2 million in Fiscal Year 2010-11 and is estimated to be $239 million in Fiscal Year 2011-12 and $149 million in Fiscal Year 2012-13.

Other Taxes. Other State General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees. The California estate tax is based on the State death tax credit allowed against the federal estate tax, and is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phased out the federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax was scheduled to be reinstated along with the state's estate tax. The Federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, however, made changes to the estate tax for 2011 and 2012. One of those changes was an extension of the elimination of the State estate tax credit, which had been in effect since 2005.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees are projected to account for approximately 34% of all special fund revenues in Fiscal Year 2011-12. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. In Fiscal Year 2011-12, $11.3 billion is projected to come from the ownership or operation of motor vehicles. About $3.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999. The State's excise tax proceeds are earmarked for early childhood development, education, health, research and other programs.

American Recovery and Reinvestment Act. The ARRA provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief. The State estimates ARRA will have an $85.5 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief. As of March 31, 2011, the State has been awarded $768 million for labor and workforce development, $10.7 billion for education, $6.65 billion investment for transportation infrastructure, $3.0 billion for energy, $2.17 billion for science and technology, $1.7 billion for water and environment, $1.1 billion for housing, $673 million for public safety, $344 million investment for health and human services and $1.79 billion for other projects.

State Economy and Finances

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes from stock options and capital gains activity. During Fiscal Years 2001-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The State's economy rebounded strong during Fiscal Years 2004-2007, with the result that State General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in those years to end with substantial positive balances. The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

During Fiscal Year 2007-08, the State faced a number of issues that affected the State General Fund, including (i) deterioration of revenues primarily as a result of weaker economic conditions; (ii) reduction in reserves by $500 million as a result of an adverse court ruling involving delayed payments to the State Teachers' Retirement Fund; and (iii) higher than expected Proposition 98 spending. Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions. It was projected that the State would end Fiscal Year 2007-08 with a total reserve of $858.5 million, compared with the original estimate of $4.1 billion in the 2007 Budget Act. Subsequent projections estimated a total reserve at June 30, 2008 of $3.113 billion. Legislation was adopted at a fiscal emergency special session to reduce expenditures in Fiscal Year 2007-08 and lower certain base expenditures for Fiscal Year 2008-09, which resulted in $4.3 billion of budget solutions for Fiscal Year 2007-08 and $2.7 billion of budget solutions in Fiscal Year 2008-09.

The 2008 Budget Act, combined with actions taken during the fiscal emergency legislative session, resolved the $17.3 billion budget deficit and was projected to provide a modest reserve of $1.7 billion, but projected a deficit of $1 billion for Fiscal Year 2009-10. Since the enactment of the 2008 Budget Act, however, economic conditions in the State worsened considerably. As a result of a dramatic decline in State General Fund revenues and the emergence of a $41.6 billion combined current and budget year State General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in Fiscal Year 2008-09 and address the State's cash shortage.

2009 Budget Act. The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence. Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, amendments to the 2008 Budget Act were enacted along with, more than four months early, a full budget act for Fiscal Year 2009-10 (the "Initial 2009 Budget Act"). The State enacted $36 billion in solutions to what was then estimated to be a $42 billion State General Fund budget gap for Fiscal Years 2008-09 and 2009-10. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

As the recession deepened throughout the spring of 2009, revenues continued to erode and the budget again had fallen out of balance. On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the Legislature to solve the growing $24.3 billion deficit. The Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009 the Amended 2009 Budget Act. The prior year's resources available balance in the Amended 2009 Budget Act reflected a net increase of $72 million for Fiscal Year 2008-09 since the 2008 Budget Act. Under the Amended 2009 Budget Act, State General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in Fiscal Year 2008-09 to $89.5 billion in Fiscal Year 2009-10. The Amended 2009 Budget Act contained State General Fund appropriations of $84.6 billion in Fiscal Year 2009-10, compared to $91.5 billion in Fiscal Year 2008-09, a 7.5% decrease. As of the 2011-12 Governor's Budget, the actual reserve on June 30, 2010 was negative $6.113 billion, compared to a projected positive balance of $500 million when the Amended 2009 Budget Act was adopted.

The Amended 2009 Budget Act contained the following major State General Fund components:

1. Addressing the Deficit. The $60 billion in budget solutions adopted for Fiscal Years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State's major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts were implemented in virtually every State program that received State General Fund support. The budget solutions included spending reductions of $31 billion and also included an estimated receipt of $8 billion of federal stimulus funds. Additional solutions included $12.5 billion of tax increases and $8.4 billion of other solutions.

2. Federal Stimulus. The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the ARRA to offset State General Fund expenditures in Fiscal Years 2008-09 and 2009-10.

3. Proposition 98. The Proposition 98 Guarantee for Fiscal Year 2009-10 was projected to be $50.4 billion, of which $35 billion was the State General Fund portion. Currently, the Proposition 98 guarantee for Fiscal Year 2009-10 is projected to be $49.9 billion, of which $34.7 billion is the State General Fund portion.

4. K-12 and Higher Education. The Amended 2009 Budget Act included $50.4 billion for K-12 education programs for Fiscal Year 2009-10 of which $35 billion was funded from the State General Fund. The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.6 billion State General Fund and Proposition 98 sources for all major segments of Higher Education.

5. Health and Human Services. The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 State General Fund expenditures for Health and Human Service Programs for Fiscal Year 2009-10. Due to the State's severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed State General Fund expenditure reductions in Health and Human Services programs in Fiscal Year 2009-10.

6. Transportation Funding. The Amended 2009 Budget Act included $1.441 billion of State General Fund expenditures to fully fund local transportation programs in Fiscal Year 2009-10. Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the State General Fund such as debt service on transit bonds and other transportation programs. Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act (Shaw v. Chiang), which resulted in the judicial invalidation of the use of those funds as appropriated. Fuel excise tax revenues will be used to offset highway bond debt service thus providing increasing State General Fund relief beginning in Fiscal Year 2009-10 and growing in future years. Remaining Public Transportation Account funds and new diesel sales tax revenues were used to offset transit bond debt service allowable under the court ruling in Fiscal Years 2009-10 and 2010-11. After these two fiscal years, the statute provides for no further use of Public Transportation Account for debt service offset.

Additionally, $650 million of excise tax proceeds available from this legislation in Fiscal Year 2010-11 was proposed to be loaned to the State General Fund and repaid in three years. The 2010 Budget Act assumes fuel excise tax revenues will be used to offset highway bond debt service, providing $491 million of State General Fund relief in Fiscal Year 2010-11. Additionally, $225 million of Public Transportation Account funds and diesel sales tax revenues will be used to offset transit bond debt service allowable under the court ruling. All of these actions are apparently prohibited by enactment of Proposition 22, although fund transfers which took place prior to November 3, 2010 are not affected. Of the amounts of State General Fund solutions above, at least $850 million are not expected to be realized in Fiscal Year 2010-11.

Events after adoption of the Amended 2009 Budget Act, the State ended Fiscal Year 2009-10 with $87.0 billion in State General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act) and expenditures of $87.5 billion (compared to $84.6 billion projected).

2010 Budget Act. The 2010 Budget Act projected revenues and transfers to the State General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion. An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44%), federal funds (28%) and various other one-time receipts, loans and other solutions (28%). The 2010 Budget Act also included special fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion. Proposition 22 prohibited the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the then-current fiscal year and increased effects on future years. The State projected that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire at the end of the Fiscal Year 2010-11.

The 2010 Budget Act had the following significant State General Fund components:

1. Health and Human Services. State General Fund expenditures were proposed to decrease by $853 million. Some of the largest reductions included decreases of (i) $187.1 to the Department of Health Care Services by enrolling seniors and people with disabilities in managed care plans and deferring some payments, (ii) $365.7 million to the Department of Social Services from advances in TANF grants, (iii) $300 million to the Department of Social Services in funding for in-home services due to assumed additional federal funds and (iv) a 3.6% across-the-board program reduction in assessed hours, and a reduced estimate of caseload volume

2. Corrections and Rehabilitation. A decrease of $820 million to the budget for the Medical Services Program implemented by the court-appointed Receiver for the State's prison system to reduce per-inmate medical costs to a level comparable to other states' correctional health-care programs, and a decrease of $200 million from projected reduction of inmate population.

3. Proposition 98. A decrease of $4.1 billion due to suspension of the Proposition 98 guarantee for education funding. Even with the suspension, the guaranteed funding level for K-14 education remains the same as in the prior year, and is higher with federal funding increases.

4. General Government. A reduction of $1.6 billion in State employee compensation through collective bargaining agreements and other administrative actions. A reduction of $449.6 million through a 5% workforce reduction and $130 million in associated operating expense and equipment savings. A one-time reduction of $365 million by suspending most State mandates not related to elections, law enforcement, and property taxes.

2011-2012 Governor's Budget. The 2011-12 Governor's Budget projected that Fiscal Year 2010-11 would end with an $8.2 billion deficit, compared to the assumption of a $1.5 billion budget reserve balance in the 2010 Budget Act. Among the reasons for this change were failure to obtain as much federal assistance as had been anticipated, and other budget solutions which failed to materialize. Looking toward the combined two-year period of Fiscal Years 2010-11 and 2011-12, the 2011-12 Governor's Budget projected a budget gap of about $25.4 billion which had to be addressed, and which would leave a budget reserve at June 30, 2012 of about $950 million.

The 2011-12 Governor's Budget solutions had several major components, including: (i) expenditure reductions totaling about $12.5 billion, some of which were planned to be accomplished by replacing State General Fund resources with other moneys and the elimination of redevelopment agencies; (ii) a five-year extension of temporary increases in personal income taxes, sales and use taxes and vehicle license fees and a reduction in dependent exclusions from personal income taxes, totaling $14 billion (these temporary surcharges had been enacted in 2009 and were scheduled to expire June 30, 2011); and (iii) a permanent realignment of certain State functions to local governments, which was to be financed for the first five years by dedication of certain of the above tax extensions.

Intensive negotiations between Legislative leaders and the Governor in the period immediately following release of the 2011-12 Governor's Budget resulted in partial adoption of the Governor's proposals. By mid-March, the Legislature had enacted, largely by majority vote, a series of bills adopting substantial and permanent expenditure reductions and other solutions totaling about $13 billion. Most of these bills were signed by the Governor at the time. Most significantly, there was no agreement to place the tax extensions proposed by the Governor on the June ballot. Therefore, as the entire budget gap was not closed, no final budget package was adopted in March.

On May 16, 2011, the Governor released the May Revision to his proposed 2011-12 Budget. At that time, the Governor estimated that the remaining budget gap to be closed had been reduced from $25.4 billion to $9.6 billion, plus a target for a $1.2 billion reserve at the end of Fiscal Year 2011-12, so that $10.8 billion in solutions still had to be enacted. The main reasons for the reduced budget gap were enactment of about $13 billion of solutions in March and more favorable revenue estimates, totaling approximately $6.6 billion. The Governor made certain modifications to his budget proposals from January, but continued to seek an early ballot measure to extend the expiring tax surcharges, although this proposal was reduced somewhat in light of the newly improved revenue projections. Following release of the 2011-12 May Revision, the Legislature and Governor continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges. On June 15, 2011, the Legislature by majority vote adopted a budget bill, which was vetoed the next day by the Governor vetoed this bill the next day.

By the end of June, preliminary cash results for the State General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion. The Legislature and DOF agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for Fiscal Year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap. However, a "trigger mechanism" (described below) was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a $1 billion shortfall compared to the 2011 Budget Act estimate.

2011 Budget Act. The 2011 Budget Act, enacted on June 30, 2011, projects that the State will end Fiscal Year 2011-12 with a $543 million State General Fund reserve. State General Fund revenues and transfers for Fiscal Year 2011-12 are projected at $88.5 billion, a reduction of $6.3 billion compared with Fiscal Year 2010-11. State General Fund expenditures for Fiscal Year 2011-12 are projected at $85.9 billion, a reduction of $5.5 billion compared to the prior year. The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

The estimated State General Fund revenue reflects a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in Fiscal Year 2010-11) and transfer of about 1.0% of the State sales tax rate to local governments. Offsetting these reductions was improved revenue estimates for the remaining State tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding under the ARRA, which supported about $4.2 billion of State General Fund programs in Fiscal Year 2010-11. The 2011 Budget Act closed a projected budget gap of $26.6 billion over the two Fiscal Years 2010-11 and 2011-12, for a total of $27.2 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions) and improved revenue results for the State's tax base.

In addition to the major solutions described above, the 2011 Budget Act contains the following major State General Fund components:

1. Proposition 98. The Proposition 98 guarantee for Fiscal Year 2011-12 is $48.7 billion, of which $32.9 billion is funded from State General Fund. The Proposition 98 guarantee was not suspended for Fiscal Year 2011-12. Transferring 1.0625% of the State sales tax to local governments as part of the realignment legislation reduced the Proposition 98 guarantee by $2.1 billion in Fisc

DREYFUS STOCK FUNDS

PART C. OTHER INFORMATION

_________________________

Item 28. Exhibits

_______ __________

(a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 23, 2003.

(b) Amended and Restated By-Laws is filed herewith.

(d)     Investment Advisory Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 8 to the Registration Statement, filed on July 27, 2007.

(e)   Amended and Restated Distribution Agreement dated October 1, 2010 is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 14 to the Registration Statement, filed on January 28, 2011.

(g)   Custody Agreement with the Bank of New York Mellon is filed herewith.

(h)(1)           Administration Agreement is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A/A, filed on January 27, 2006.

(h)(2)            Shareholder Services Plan is incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

(h)(3)            Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on January 28, 2008.

(h)(4)  Amendment to Amended and Restated Transfer Agency Agreement is filed herewith.

(i)               Opinion and Consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

(j)   Consent of Independent Registered Public Accounting Firm is filed herewith.

(m)              Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(n)               Rule 18f-3 Plan is filed herewith.

(p)(1)          Code of Ethics is incorporated by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2009.

(p)(2)          Code of Ethics for the Non-management Board Members of the Dreyfus Family of Funds is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2011.

  Other Exhibits

  ______________

(a) Power of Attorney of certain officers of the Registrant is incorporated by reference to other Exhibits (a) of Post-Effective Amendment No.13 to the Registration Statement on Form N-1A/A, filed on January 28, 2010.

(b) Certificate of Assistant Secretary is incorporated by reference to Item 23- Other Exhibits of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A/A, filed on January 27, 2006.

(c) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (d) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2011.

Item 29. Persons Controlled by or under Common Control with Registrant.

_______ ______________________________________________________________

  Not Applicable

Item 30.  Indemnification

_______  _______________

  The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article 4 of the Registrant’s Declaration of Trust and any amendments thereto, Article 10 of the Registrant’s Amended and Restated By-Laws and Section 1.10 of the Distribution Agreement.

Item 31. Business and Other Connections of Investment Adviser.

_______  ____________________________________________________

 The business and other connections of the officers and Directors of The Boston Company Asset Management, LLC (“TBCAM”), the investment adviser to certain series of the Registrant, are listed on the Form ADV of TBCAM as currently on file with the Securities and Exchange Commission (File No. 801-6829), the text of which is hereby incorporated by reference.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus BASIC U.S. Mortgage Securities Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Connecticut Municipal Money Market Fund, Inc.

11.	Dreyfus Dynamic Alternatives Fund, Inc.
12.	Dreyfus Funds, Inc.
13.	The Dreyfus Fund Incorporated
14.	Dreyfus Government Cash Management Funds
15.	Dreyfus Growth and Income Fund, Inc.
16.	Dreyfus Index Funds, Inc.
17.	Dreyfus Institutional Cash Advantage Funds
18.	Dreyfus Institutional Preferred Money Market Funds
19.	Dreyfus Institutional Reserves Funds
20.	Dreyfus Intermediate Municipal Bond Fund, Inc.
21.	Dreyfus International Funds, Inc.
22.	Dreyfus Investment Funds
23.	Dreyfus Investment Grade Funds, Inc.
24.	Dreyfus Investment Portfolios
25.	The Dreyfus/Laurel Funds, Inc.
26.	The Dreyfus/Laurel Funds Trust
27.	The Dreyfus/Laurel Tax-Free Municipal Funds
28.	Dreyfus LifeTime Portfolios, Inc.
29.	Dreyfus Liquid Assets, Inc.
30.	Dreyfus Manager Funds I
31.	Dreyfus Manager Funds II
32.	Dreyfus Massachusetts Municipal Money Market Fund
33.	Dreyfus Midcap Index Fund, Inc.
34.	Dreyfus Money Market Instruments, Inc.
35.	Dreyfus Municipal Bond Opportunity Fund
36.	Dreyfus Municipal Cash Management Plus
37.	Dreyfus Municipal Funds, Inc.
38.	Dreyfus Municipal Money Market Fund, Inc.
39.	Dreyfus New Jersey Municipal Bond Fund, Inc.
40.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
41.	Dreyfus New York AMT-Free Municipal Bond Fund
42.	Dreyfus New York AMT-Free Municipal Money Market Fund
43.	Dreyfus New York Municipal Cash Management
44.	Dreyfus New York Tax Exempt Bond Fund, Inc.

45.	Dreyfus Opportunity Funds
46.	Dreyfus Pennsylvania Municipal Money Market Fund
47.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
48.	Dreyfus Premier GNMA Fund, Inc.
49.	Dreyfus Premier Investment Funds, Inc.
50.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
51.	Dreyfus Premier Worldwide Growth Fund, Inc.
52.	Dreyfus Research Growth Fund, Inc.
53.	Dreyfus State Municipal Bond Funds
54.	Dreyfus Stock Funds
55.	Dreyfus Short-Intermediate Government Fund
56.	The Dreyfus Socially Responsible Growth Fund, Inc.
57.	Dreyfus Stock Index Fund, Inc.
58.	Dreyfus Tax Exempt Cash Management Funds
59.	The Dreyfus Third Century Fund, Inc.
60.	Dreyfus Treasury & Agency Cash Management
61.	Dreyfus Treasury Prime Cash Management
62.	Dreyfus U.S. Treasury Intermediate Term Fund
63.	Dreyfus U.S. Treasury Long Term Fund
64.	Dreyfus 100% U.S. Treasury Money Market Fund
65.	Dreyfus Variable Investment Fund
66.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
67.	General California Municipal Money Market Fund
68.	General Government Securities Money Market Funds, Inc.
69.	General Money Market Fund, Inc.
70.	General Municipal Money Market Funds, Inc.
71.	General New York Municipal Money Market Fund
72.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
Ken Bradle**	President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
Jeffrey D. Landau*	Executive Vice President and Director	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Mercedez Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Christopher D. O' Connor*	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	Anti-Money Laundering Compliance Officer
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President – Tax	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President – Tax	None
John E. Lane******	Vice President	None
Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None
Donna M. Impagliazzo**	Vice President – Compliance and Anti-Money Laundering Officer	None
Edward A. Markward*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33. Location of Accounts and Records

  1.  The Bank of New York Mellon
   One Wall Street
   New York, New York 10286

         2.   The Bank of New York Mellon
   One Mellon Bank Center
   Pittsburgh, Pennsylvania 15258

  3.  DST Systems, Inc.
   1055 Broadway
   Kansas City, MO 64105

  4.  The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, the Registrant, Dreyfus Stock Funds, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of January 2012.

Dreyfus Stock Funds

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	01/27/12
Bradley J. Skapyak
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	01/27/12
James Windels
/s/ Joseph S. DiMartino*	Chairman of the Board	01/27/12
Joseph S. DiMartino
/s/ David W. Burke*	Board Member	01/27/12
David W. Burke
/s/ William Hodding Carter III*	Board Member	01/27/12
William Hodding Carter III
/s/ Gordon J. Davis*	Board Member	01/27/12
Gordon J. Davis
/s/ Joni Evans*	Board Member	01/27/12
Joni Evans
/s/ Ehud Houminer*	Board Member	01/27/12
Ehud Houminer
/s/ Richard C. Leone*	Board Member	01/27/12
Richard C. Leone

/s/ Hans C. Mautner*	Board Member	01/27/12
Hans C. Mautner
/s/ Robin A. Melvin*	Board Member	01/27/12
Robin A. Melvin
/s/ Burton N. Wallack*	Board Member	01/27/12
Burton N. Wallack
/s/ John E. Zuccotti*	Board Member	01/27/12
John E. Zuccotti

*BY:	/s/ John B. Hammalian
John B. Hammalian, Attorney-in-Fact

INDEX OF EXHIBITS

_________________________

Exhibits

(b)	Amended and Restated By-Laws
(g)	Custody Agreement
(h)(4)	Amendment to the Amended and Restated Transfer Agency Agreement
(j)	Consent of Independent Registered Public Accounting Firm
(n)	Rule 18F-3 Plan